ATTACHMENT FOR CURRENT FILING OF N-SAR

SUB-ITEM 77O

The Trust had the following Rule 10f-3 transactions for the six months period ended February 28, 2011:

John Hancock FUNDS II

Rule 10f-3 Transactions

For the Period September 1, 2009 through February 28, 2011

Procedures Pursuant to Rule 10f-3

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Credit Suisse,

                        JP Morgan,

                        UBS Securities

         Co-Managers:

                        RBS Securities,

                        SunTrust,

                        Wells Fargo & Co.

(2)         Names of Issuers: BE Aerospace

(3)         Title of Securities: BE Aerospace 6.875%

(4)         Cusip: 055381AR8

(5)         Date of First Offering: 9/13/2010

(6)         Amount of Total Offering: $650,000,000

(7)         Unit Price of Offering: 99.104

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Esterline Tech	7	8/1/2020	Aerospace/Defense	6.587
Bombardier	7.75	3/15/2020	Aerospace/Defense	6.672
Moog Inc	6.25	1/15/2015	Aerospace/Defense	6.873

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 9/13/2010

(11)   Portfolio Assets on Trade Date: $738,926,411

(12)   Price Paid per Unit: 99.104

(13)   Total Price Paid by Portfolio: $569,848

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$3,468,640

(15)   % of Portfolio Assets Applied to Purchase

0.077%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/13/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America,

                        Citigroup,

                        Credit Suisse,

                        Morgan Stanley,

                        UBS,

                        Wells Fargo

(2)         Names of Issuers: Energy Transfer

(3)         Title of Securities: Energy Transfer 7.5%

(4)         Cusip: 29273VAC4

(5)         Date of First Offering: 9/15/2010

(6)         Amount of Total Offering: $1,800,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
El Paso	7.25	6/1/2018	Gas Distribution	6.001
Southern Natural Gas	7.35	2/15/2031	Gas Distribution	6.566
Tennessee Gas	7.5	4/1/2017	Gas Distribution	5.210

(8)     Underwriting Spread or Commission: 1.5104%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 9/15/2010

(11)   Portfolio Assets on Trade Date: $746,205,749

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $1,625,000

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$11,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.218%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/15/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America Merrill Lynch,

                        JP Morgan Securities,

                        Goldman Sachs

         Co-Managers:

                        Comerica,

                        HSBC,

                        KKR,

                        PNC,

                        RBS,

                        Santander,

                        SunTrust,

                        Wells Fargo

(2)         Names of Issuers: FTI Consulting

(3)         Title of Securities: FTI Consulting 6.75%

(4)         Cusip: 302941AH2

(5)         Date of First Offering: 9/16/2010

(6)         Amount of Total Offering: $400,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Corrections Corp	6.75	1/31/2014	Support- Services	5.158
Iron Mountain	6.625	1/1/2016	Support- Services	5.081
PHH Corp	7.125	3/1/2013	Support- Services	7.052

(8)     Underwriting Spread or Commission: 1.5

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 9/16/2010

(11)   Portfolio Assets on Trade Date: $700,825,288

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $1,675,000

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$9,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.239%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/16/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America Merrill Lynch,

                        Barclays,

                        Citigroup,

                        Goldman Sachs,

                        Morgan Stanley

         Co-Managers:

                        JP Morgan,

                        RBC Capital,

                        SunTrust,

                        Wells Fargo & Co.

(2)         Names of Issuers: Healthsouth 7.25%

(3)         Title of Securities: Healthsouth 7.25%

(4)         Cusip: 421924BH3

(5)         Date of First Offering: 9/28/2010

(6)         Amount of Total Offering: $275,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
HCA Inc	7.5	11/6/2033	Health Facilities	8.387
Columbia Health	7.5	12/15/23	Health Facilities	8.484
Tenet Healthcare	7.375	2/1/2013	Health Facilities	5.4111

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 9/28/2010

(11)   Portfolio Assets on Trade Date: $658,743,120

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $500,000

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$3,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.076%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/28/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America Merrill Lynch,

                        Barclays, Citigroup,

                        Goldman Sachs,

                        Morgan Stanley

         Co-Managers:

                        JP Morgan,

                        RBC Capital,

                        SunTrust,

                        Wells Fargo & Co.

(2)         Names of Issuers: Healthsouth 7.75%

(3)         Title of Securities: Healthsouth 7.75%

(4)         Cusip: 421924BJ9

(5)         Date of First Offering: 9/28/2010

(6)         Amount of Total Offering: $250,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
HCA Inc	7.5	11/6/2033	Health Facilities	8.387
Columbia Health	7.5	12/15/23	Health Facilities	8.484
Tenet Healthcare	7.375	2/1/2013	Health Facilities	5.4111

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 9/28/2010

(11)   Portfolio Assets on Trade Date: $658,743,120

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $500,000

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$3,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.076%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/28/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Barclays Capital,

                        BNP Paribas,

                        Citi,

                        Credit Agricole,

                        RBC,

                        RBS,

                        Wells Fargo

         Co-Managers:

                        BMO Capital Markets,

                        Scotia Capital,

                        UBS Investment Bank

(2)         Names of Issuers: Linn Energy

(3)         Title of Securities: Linn Energy 7.75%

(4)         Cusip: 536022AE6

(5)         Date of First Offering: 9/8/2010

(6)         Amount of Total Offering: $1,000,000,000

(7)         Unit Price of Offering: 98.264

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	7.625	4/1/2020	Energy – Exploration & Production	7.492
Newfield Exploration	6.875	2/1/2020	Energy – Exploration & Production	6.362
Pioneer Natural	7.5	1/15/2020	Energy – Exploration & Production	6.561

(8)     Underwriting Spread or Commission: 1.875

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 9/8/10

(11)   Portfolio Assets on Trade Date: $736,455,601

(12)   Price Paid per Unit: 98.264

(13)   Total Price Paid by Portfolio: $1,867,016

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$8,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.254%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/8/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Barclays Capital,

                        Deutsche Bank,

                        JP Morgan,

                        Wells Fargo(Co-manager)

(2)         Names of Issuers: Metro PCS

(3)         Title of Securities: Metro PCS 7.875%

(4)         Cusip: 591709AK6

(5)         Date of First Offering: 9/7/2010

(6)         Amount of Total Offering: $1,000,000,000

(7)         Unit Price of Offering: 99.277

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CC Holdings	7.75	5/1/2017	Telecom-Wireless	5.288
Crown Castle	7.125	11/1/2019	Telecom- Wireless	6.415
Cricket	7.75	5/15/2016	Telecom- Wireless	6.614

(8)     Underwriting Spread or Commission: 1.625%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 9/7/2010

(11)   Portfolio Assets on Trade Date: $735,544,179

(12)   Price Paid per Unit: 99.277

(13)   Total Price Paid by Portfolio: $1,092,047.00

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

            $5,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.148

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/7/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

               Bank of America

               Barclays, Citigroup

               Deutsche Bank

               Goldman

               Wells Fargo

(2)         Names of Issuers

Sears Holding Corp 6.625%

(3)         Title of Securities: SHLD 6.5%

(4)         Cusip: 812350AC0

(5)         Date of First Offering: 9/30/2010

(6)         Amount of Total Offering: $1,000,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Dillards Inc	7	12/1/28	Department Stores	8.347
JC Penney	6.375	10/15/36	Department Stores	6.660
Macy’s	6.375	3/15/37	Department Stores	6.454

(8)     Underwriting Spread or Commission: 1.577

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 9/30/2010

(11)   Portfolio Assets on Trade Date: $700,825,288

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio

         $225,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.032%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/30/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Deutsche Bank

                        Goldman Sachs

                        Morgan Stanley

                        Wells Fargo & Co.

(2)         Names of Issuers: West Corp 8.625

(3)         Title of Securities: West Corp 8.625%

(4)         Cusip: 952355AG0

(5)         Date of First Offering: 9/30/2010

(6)         Amount of Total Offering: $500,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
FTI Consulting	6.75	10/12020	Support- Services	6.627
Iron Mountain	8.75	7/15/2018	Support- Services	6.153
PHH Corp	7.125	3/1/2013	Support- Services	7.007

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 9/30/2010

(11)   Portfolio Assets on Trade Date: $658,743,120

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $225,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,500,000

(15)   % of Portfolio Assets Applied to Purchase

0.034%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/30/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and

Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America Merrill Lynch,

                        JP Morgan Securities,

                        Wells Fargo & Co

         Co-Managers:

                        Barclays Capital,

                        BBVA,

                        BNP,

                        Bosc,

                        Comerica,

                        Credit Agricole,

                        Key Banc,

                        Lloys,

                        Mitsubishi,

                        Morgan Stanley,

                        Raymond James,

                        RBC Scotia,

                        SunTrust,

                        US Bancorp

(2)         Names of Issuers: Whiting Petroleum Corp

(3)         Title of Securities: Whiting 6.5%

(4)         Cusip: 966387AF9

(5)         Date of First Offering: 9/21/2010

(6)         Amount of Total Offering: $350,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	7.625	4/1/2020	Energy – Exploration & Production	7.492
Newfield Exploration	6.875	2/1/2020	Energy – Exploration & Production	6.362
Pioneer Natural	7.5	1/15/2020	Energy – Exploration & Production	6.561

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 9/21/2010

(11)   Portfolio Assets on Trade Date: $700,825,288

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $950,000

(14)   Total Price Paid by Portfolio (13) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$6,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.136%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/21/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Bank of America Merrill Lynch

                                                      Citigroup Global Markets Inc

                                                      Goldman Sachs & Co

                                                      JP Morgan Securities

                                                      Morgan Stanley

Co-Manager(s)                            Wells Fargo Securities LLC

(2)         Names of Issuers: Allergan Inc

(3)         Title of Securities: AGN 3.375 9.15.20 c#018490AN2

(4)         Date of First Offering: 9/7/10

(5)         Amount of Total Offering:  $650,000,000

(6)         Unit Price of Offering: $ 99.697

Comparable Securities

1) AMGEN Cusip = 031162AZ3

2) Pfizer Cusip = 717081DB6

3)  Medtronic Cusip = 585055AN6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations: 60

(9)     Trade Date:  9/7/2010

(10)   Portfolio Assets on Trade Date: $580,628,991

(11)   Price Paid per Unit: $99.697

(12)   Total Price Paid by Portfolio:

1,385,000 bonds @ $99.697 = $1,380,803.45

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         40,000,000  bonds @ $99.697 = $39,878,800

(14)   % of Portfolio Assets Applied to Purchase

0.238%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         60 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/7/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

          Joint Lead Managers-Books    Citigroup Global Markets Inc

                                                              Deutsche Bank Securities Inc

                                                              Goldman Sachs & Co

                                                              RBS Securities Corp

Co-Manager(s)                        BNP Paribas Securities Corp

                                                              BNY Mellon Capital Markets LLC

                                                              CastleOak Securities LP

                                                              Credit Suisse Securities USA LLC

                                                              Mitsubishi UFJ Securities USA Inc

                                                              Wells Fargo Securities LLC

                                                              Williams Capital Group LP

(2)         Names of Issuers:  American Express Credit Co

(3)         Title of Securities: AXP 2.75 9.15.15 c#0258M0DA4

(4)         Date of First Offering: 9/8/2010

(5)         Amount of Total Offering:  $2,000,000,000.00

(6)         Unit Price of Offering: 99.416

Comparable Securities

1) BAC – c#06051GED7

2) JPM – c#46625HHR4

3) WFC – C#94974BEU0

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations: 160

(9)     Trade Date:  9/8/2010

(10)   Portfolio Assets on Trade Date: $580,009,351

(11)   Price Paid per Unit: $99.416

(12)   Total Price Paid by Portfolio: 1,385,000 bonds @ $99.416  = $1,376,911.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        40,000,000  bonds @ $99.416  = $39,766,400

(14)   % of Portfolio Assets Applied to Purchase

0.244%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         160 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/8/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Barclays Capital

                                                      BNP Paribas Securities Corp

                                                      Citigroup Global Markets Inc

                                                      Goldman Sachs & Co

                                                      Mizuho Securities USA Inc

                                                      RBS Securities Inc

                                                      Wells Fargo Securities LLC

                                                      Williams Capital Group LP

Co-Manager(s)                            Lebenthal & Co Inc

(2)         Names of Issuers: Exelon Generation CO LLC

(3)         Title of Securities: EXC 4 10.1.20 c#30161MAH6

(4)         Date of First Offering: 9/27/2010

(5)         Amount of Total Offering:  $550,000,000.00

(6)         Unit Price of Offering: $ 99.894

Comparable Securities

1) PGN – c#341099CM9

2) DUK – c#263901AC4

3) FE – c#889175BE4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations: 108

(9)     Trade Date:  9/27/2010

(10)   Portfolio Assets on Trade Date: $599,045,234

(11)   Price Paid per Unit: $99.894

(12)   Total Price Paid by Portfolio:

1,060,000 bonds @ $99.894  = $1,058,876.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         30,000,000  bonds @ $99.894 = $29,968,200

(14)   % of Portfolio Assets Applied to Purchase

0.177%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         108 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/27/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Barclays Capital

                                                      BNP Paribas

                                                      Citigroup Global Markets Inc

                                                      Goldman Sachs & Co

                                                      Mizuho Securities USA Inc

                                                      RBS Securities Inc

                                                      Wells Fargo Securities LLC

                                                      Williams Capital Group LP

Co-Manager(s)                            Lebenthal & Co Inc

(2)         Names of Issuers: Exelon Generation Co LLC

(3)         Title of Securities: EXC 5.75 10.1.41 c#30161MAJ2

(4)         Date of First Offering: 9/27/2010

(5)         Amount of Total Offering:  $350,000,000.00

(6)         Unit Price of Offering: $ 99.598

Comparable Securities

1) EXC – c#30161MAG8

2) DUK – c#26442CAH7

3) PGN – c#341099CN7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  108

(9)     Trade Date:  9/27/2010

(10)   Portfolio Assets on Trade Date: $599,045,234

(11)   Price Paid per Unit: $99.598

(12)   Total Price Paid by Portfolio:

705,000 bonds @ $99.598  = $702,165.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000  bonds @ $99.598 = $19,919,600

(14)   % of Portfolio Assets Applied to Purchase

0.117%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         108 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/27/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Barclays Capital

                                                      Citigroup Global Markets Inc

                                                      JP Morgan Securities

Co-Manager(s)                            Banc of America Securities LLC

                                                      BNP Paribas Securities Corp

                                                      Goldman Sachs & Co

                                                      HSBC Securities

                                                      UBS Securities LLC

                                                      Wells Fargo Securities LLC

(2)         Names of Issuers: Hewlett-Packard Co

(3)         Title of Securities: HPQ 2.125 9.13.15 C#428236BC6

(4)         Date of First Offering: 9/8/2010

(5)         Amount of Total Offering:  $1,100,000,000

(6)         Unit Price of Offering: $ 99.887

Comparable Securities

1) HP – C# 428236AV5

2) Cisco Systems – C# 17275RAG7

3) Microsoft – C# 594918AR0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%)

(8)     Years of Issuer’s Operations: 71

(9)     Trade Date:  9/8/2010

(10)   Portfolio Assets on Trade Date: $580,009,351

(11)   Price Paid per Unit: $99.887

(12)   Total Price Paid by Portfolio:

1,730,000 bonds @ $99.887 = $1,728,045.10

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         52,400,000  bonds @ $99.887 = $52,340,788

(14)   % of Portfolio Assets Applied to Purchase

0.298%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         71 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/8/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Citigroup Global Markets Inc

                                                      Morgan Stanley

                                                      RBS Securities Corp

Co-Manager(s)                            Bank of America Merrill Lynch

                                          BTMU Capital Corp

                                          Goldman Sachs & Co

                                          US Bank Capital Markets

                                          Wells Fargo & Co

(2)         Names of Issuers: Hospira, Inc.

(3)         Title of Securities: HSP 5.6 9.15.40 c#441060AL4

(4)         Date of First Offering: 9/7/10

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $ 99.481

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 74

(9)     Trade Date:  9/7/2010

(10)   Portfolio Assets on Trade Date: $580,628,991

(11)   Price Paid per Unit: $99.481

(12)   Total Price Paid by Portfolio:

360,000 bonds @ $99.481 = $358,131.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         10,000,000  bonds @ $99.481 = $9,948,100

(14)   % of Portfolio Assets Applied to Purchase

0.062

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         74 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/7/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Bank of America Merrill Lynch

                                                      Citigroup Global Markets Inc

                                                      Goldman Sachs & Co

                                                      JP Morgan Securities

                                                      Morgan Stanley

Co-Manager(s)                            Bank of Tokyo-Mitsubishi UFJ Ltd/N

                                                      Barclays Capital

                                                      Blaylock & Co Inc

                                                      BNP Paribas

                                                      CastleOak Securities LP

                                                      Credit Suisse

                                                      Deutsche Bank Securities Inc

                                                      Loop Capital Markets LLC

                                                      Ramirez & Co Inc

                                                      UBS Securities

                                                      Wells Fargo & Co

                                                      Williams Capital Group LP

(2)         Names of Issuers: NBC Universal

(3)         Title of Securities: NBCUNI 2.875 4/16 c#62875UAJ4

(4)         Date of First Offering: 9/27/2010

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 99.945

Comparable Securities

1) NBCUNI c# 62875UAF2

2) TRICN c# 884903AZ8

3) DISCA c# 25470DAB5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%)

(8)     Years of Issuer’s Operations:  84

(9)     Trade Date:  9/27/2010

(10)   Portfolio Assets on Trade Date: $599,045,234

(11)   Price Paid per Unit: $99.945

(12)   Total Price Paid by Portfolio:

1,235,000 bonds @ $99.945 = $1,234,320.75

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         35,000,000  bonds @ $99.945 = $34,980,750.00

(14)   % of Portfolio Assets Applied to Purchase

0.206%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         84 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/27/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Bank of America Merrill Lynch

                                                      Citigroup Global Markets Inc

                                                      Goldman Sachs & Co

                                                      JP Morgan Securities

                                                      Morgan Stanley

Co-Manager(s)                            Bank of Tokyo-Mitsubishi UFJ Ltd/N

                                                      Barclays Capital

                                                      Blaylock & Co Inc

                                                      BNP Paribas

                                                      CastleOak Securities LP

                                                      Credit Suisse

                                                      Deutsche Bank Securities Inc

                                                      Loop Capital Markets LLC

                                                      Ramirez & Co Inc

                                                      UBS Securities

                                                      Wells Fargo & Co

                                                      Williams Capital Group LP

(2)         Names of Issuers: NBC Universal

(3)         Title of Securities: NBCUNI 4.375 4.21 c#62875UAH8

(4)         Date of First Offering: 9/27/2010

(5)         Amount of Total Offering:  $2,000,000,000.00

(6)         Unit Price of Offering: $ 99.975

Comparable Securities

1) CMCSA c# 20030NBA8

2) TRICN c# 884903BG9

3) DISCA c# 25470DAA7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%)

(8)     Years of Issuer’s Operations:  84

(9)     Trade Date:  9/27/2010

(10)   Portfolio Assets on Trade Date: $599,045,234

(11)   Price Paid per Unit: $99.975

(12)   Total Price Paid by Portfolio:

1,060,000 bonds @ $99.975 = $1,059,735.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         33,500,000  bonds @ $99.975 = $33,491,625

(14)   % of Portfolio Assets Applied to Purchase

0.177%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         84 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/27/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Bank of America Merrill Lynch

                                                      Citigroup Global Markets Inc

                                                      Goldman Sachs & Co
                                                      JP Morgan Securities
                                                      Morgan Stanley

Co-Manager(s)                            Bank of Tokyo-Mitsubishi UFJ Ltd/N

                                                      Barclays Capital

                                                      Blaylock & Co Inc

                                                      BNP Paribas

                                                      CastleOak Securities LP

                                                      Credit Suisse

                                                      Deutsche Bank Securities Inc

                                                      Loop Capital Markets LLC

                                                      Ramirez & Co Inc

                                                      UBS Securities

                                                      Wells Fargo & Co

                                                      Williams Capital Group LP

(2)         Names of Issuers: NBC Universal

(3)         Title of Securities: NBCUNI 5.95 4.41 c#62875UAN5

(4)         Date of First Offering: 9/27/2010

(5)         Amount of Total Offering:  $1,200,000,000.00

(6)         Unit Price of Offering: $ 99.721

Comparable Securities

1) CMCSA c# 20030Nay7

2) TRICN c# 884903AY1

3) TELVIS c# 40049JAY3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)     Years of Issuer’s Operations:  84

(9)     Trade Date:  9/27/2010

(10)   Portfolio Assets on Trade Date: $599,045,234

(11)   Price Paid per Unit: $99.721

(12)   Total Price Paid by Portfolio: 1,060,000 x 99.721 = 1,057,042.60

(13)   plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         30,000,000  bonds @ $99.721 = $29,916,300

(14)   % of Portfolio Assets Applied to Purchase

0.176%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         84 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/27/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books       Citigroup Global Markets Inc

                                                      Goldman Sachs & Co

                                                      JP Morgan Securities

Co-Manager(s)                             Banc of America Securities LLC

                                                      Barclays Capital

                                                      BNP Paribas Securities Corp

                                                      Credit Agricole Securities USA Inc

                                                      Credit Suisse Securities USA LLC

                                                      DNB Nor Markets Inc

                                                      HSBC Securities

                                                      Mitsubishi UFJ Securities USA Inc

                                                      RBS Securities Inc

                                                      UBS Securities LLC

                                                      Wells Fargo Securities LLC

(2)         Names of Issuers: Transocean Inc

(3)         Title of Securities: RIG 4.95 11.15.15 c#893830AX7

(4)         Date of First Offering: 9/16/2010

(5)         Amount of Total Offering:  $1,100,000,000.00

(6)         Unit Price of Offering: $ 99.948

Comparable Securities

1) Shell Oil – C# 822582AH5

2) ETP – C# 29273RAM1

3) VLO – 91913YAQ3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)     Years of Issuer’s Operations: 84

(9)     Trade Date:  9/16/2010

(10)   Portfolio Assets on Trade Date: $590,548,732

(11)   Price Paid per Unit: $99.948

(12)   Total Price Paid by Portfolio:

1,400,000 bonds @ $99.948  = $1,399,272

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         40,000,000  bonds @ $99.948  = $39,979,200

(14)   % of Portfolio Assets Applied to Purchase

0.237%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         84 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/8/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Citigroup Global Markets Inc

                                                      Goldman Sachs & Co

                                                      JP Morgan Securities

Co-Manager(s)                            Banc of America Securities LLC

                                                      Barclays Capital

                                                      BNP Paribas Securities Corp

                                                      Credit Agricole Securities USA Inc

                                                      Credit Suisse Securities USA LLC

                                                      DNB Nor Markets Inc

                                                      HSBC Securities

                                                      Mitsubishi UFJ Securities USA Inc

                                                      RBS Securities Inc

                                                      UBS Securities

                                                      Wells Fargo Securities LLC

(2)         Names of Issuers: Transocean Inc.

(3)         Title of Securities: RIG 6.5 11/15/20 c#893830AY5

(4)         Date of First Offering: 9/16/2010

(5)         Amount of Total Offering:  $900,000,000.00

(6)         Unit Price of Offering: $ 99.93

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%)

(8)     Years of Issuer’s Operations:  84

(9)     Trade Date:  9/16/2010

(10)   Portfolio Assets on Trade Date: $590,548,732

(11)   Price Paid per Unit: $99.93

(12)   Total Price Paid by Portfolio:

710,000 bonds @ $99.93 = $709,503.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

          28,000,000  bonds @ $99.93 = $27,980,400

(14)   % of Portfolio Assets Applied to Purchase

0.120%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         84 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/16/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      JP Morgan Securities

                                                      Morgan Stanley & Co Inc

                                                      UBS Securities LLC

Co-Manager(s)                            Bank of America Securities LLC

                                                      BNP Paribas Securities Corp

                                                      Citigroup Global Markets Inc

                                                      Credit Suisse Securities USA LLC

                                                      HSBC Securities

                                                      Mizuho Securities USA Inc

                                                      Wells Fargo Securities LLC

(2)         Names of Issuers: Symantec Corp

(3)         Title of Securities: SYMC 2.75 09.15 c#871503AG3

(4)         Date of First Offering: 9/13/2010

(5)         Amount of Total Offering:  $350,000,000

(6)         Unit Price of Offering: $ 99.935

Comparable Securities

1) HP – C# 428236AV5

2) Cisco Systems – C# 17275RAG7

3) Microsoft – C# 594918AR0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%)

(8)     Years of Issuer’s Operations:28

(9)     Trade Date:  9/13/2010

(10)   Portfolio Assets on Trade Date: $583,006,516

(11)   Price Paid per Unit: $99.935

(12)   Total Price Paid by Portfolio:

520,000 bonds @ $99.935 = $519,662.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000  bonds @ $99.935 = $14,990,250

(14)   % of Portfolio Assets Applied to Purchase

0.089%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         28 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/13/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Bank of America Merrill Lynch

                                                      Barclays Capital

                                                      Citigroup Global Markets Inc

                                                      Credit Suisse

Co-Manager(s)                            Bank of New York Mellon Corp/The

                                                      Comerica Securities

                                                      Credit Agricole Securities USA Inc

                                                      KKR Capital Markets LLC

                                                      RBS Securities Corp

                                                      Wells Fargo & Co

(2)         Names of Issuers: Oncor Electric Delivery

(3)         Title of Securities: TXU 5.25 09.30.40 c#68233JAG9

(4)         Date of First Offering: 9/8/2010

(5)         Amount of Total Offering:  $475,000,000.00

(6)         Unit Price of Offering: $ 99.264

Comparable Securities

1) EXC – c#30161MAG8

2) DUK – c#26442CAH7

3) PGN – c#341099CN7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  98

(9)     Trade Date:  9/8/2010

(10)   Portfolio Assets on Trade Date: $580,009,351

(11)   Price Paid per Unit: $99.264

(12)   Total Price Paid by Portfolio:

415,000 bonds @ $99.264  = $411,945.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,700,000  bonds @ $99.264 = $15,584,448

(14)   % of Portfolio Assets Applied to Purchase

0.071%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         98 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/8/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books      Bank of America Merrill Lynch

                                                      JP Morgan

                                                      Wells Fargo & Co

Co-Manager(s)                            Morgan Stanley

(2)         Names of Issuers: Berkley (WR) Corp.

(3)         Title of Securities: WRB 5.375 9.15.20 c#084423AR3

(4)         Date of First Offering: 9/13/2010

(5)         Amount of Total Offering:  $300,000,000.00

(6)         Unit Price of Offering: $ 99.71

Comparable Securities

1) HIG – c#416515AZ7

2) ACE – c#00440EAM9

3) ALL – c#020002AX9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations: 43

(9)     Trade Date:  9/13/2010

(10)   Portfolio Assets on Trade Date: $583,006,516

(11)   Price Paid per Unit: $99.71

(12)   Total Price Paid by Portfolio:

415,000 bonds @ $99.71  = $413,796.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         12,000,000  bonds @ $99.71 = $11,965,200

(14)   % of Portfolio Assets Applied to Purchase

0.071%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         43 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                  Date:    9/13/10

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:    Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                        RBS

                        Citi

                        Credit Agricole Securities

         Co-Mgrs

                        Scotia Capital

                        Wells Fargo

(2)         Names of Issuers: Avis Budget Rental Car Funding LLC

(3)         Title of Securities: AESOP 2010-5A A c# 05377RAL8

(4)         Date of First Offering: 10/21/2010

(5)         Amount of Total Offering:  $425,000,000.00

(6)         Unit Price of Offering: $ 99.99886

Comparable Securities

1) CCCIT – C# 17305EER2

2) DCENT – C# 254683AJ4

3) DCENT – C# 254683AK1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)     Years of Issuer’s Operations: 64

(9)     Trade Date:  10/21/2010

(10)   Portfolio Assets on Trade Date: $625,909,542

(11)     Price Paid per Unit: $99.99886

(12)   Total Price Paid by Portfolio:

1,771,000 bonds @ $99.99886 = $1,770,979.81

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         45,000,000  bonds @ $99.99886 = $44,999,487

(14)   % of Portfolio Assets Applied to Purchase

0.282%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         64 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/21/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                          Bank of America Merrill Lynch

                          JP Morgan Securities

                          Morgan Stanley

         Joint Lead Managers

                         Credit Suisse

                         Wells Fargo Securities LLC

         Co-Manager(s)

                          HSBC Securities

                          Santander Investment Securities In

                          Scotia Capital Inc

                          Standard Chartered Bank (US)

(2)         Names of Issuers: Arrow Electronics Inc

(3)         Title of Securities: ARW 3.375 11.1.15 c#04273WAA9

(4)         Date of First Offering: 10/29/2010

(5)         Amount of Total Offering:  $250,000,000

(6)         Unit Price of Offering: $ 99.65

Comparable Securities

1) HP – C# 428236AV5

2) Cisco Systems – C# 17275RAG7

3) Microsoft – C# 594918AR0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)     Years of Issuer’s Operations: 75

(9)     Trade Date:  10/29/2010

(10)   Portfolio Assets on Trade Date: $633,159,817

(11)   Price Paid per Unit: $99.65

(12)   Total Price Paid by Portfolio:

365,000 bonds @ $99.65 = $363,722.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         10,000,000  bonds @ $99.65 = $9,965,000

(14)   % of Portfolio Assets Applied to Purchase

0.057%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         75 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/29/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                          Bank of America Merrill Lynch

                          JP Morgan Securities

                          Morgan Stanley

         Joint Lead Managers

                          Credit Suisse

                          Wells Fargo Securities LLC

         Co-Manager(s)

                          HSBC Securities

                          Santander Investment Securities In

                          Scotia Capital Inc

                          Standard Chartered Bank (US)

(2)         Names of Issuers: Arrow Electronics Inc

(3)         Title of Securities: ARW 5.125 3.1.21 c#04273WAB7

(4)         Date of First Offering: 10/29/2010

(5)         Amount of Total Offering:  $250,000,000

(6)         Unit Price of Offering: $ 99.674

Comparable Securities

1) Adobe Systems – C# 00724FAB7

2) Cisco Systems – C# 17275RAH5

3) Microsoft – C# 594918AH7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations: 75

(9)     Trade Date:  10/29/2010

(10)   Portfolio Assets on Trade Date: $633,159,817

(11)   Price Paid per Unit: $99.674

(12)   Total Price Paid by Portfolio:

550,000 bonds @ $99.674 = $548,207.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000  bonds @ $99.674 = $14,951,100

(14)   % of Portfolio Assets Applied to Purchase

0.086%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         75 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/29/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager

                Barclays Capital

Co-Manager(s)

                CIBC World Markets

                Fifth Third Securities Inc

                RBC Capital Markets

                SunTrust Robinson Humphrey

                US Bancorp

                Wells Fargo Securities LLC

(2)         Names of Issuers: Barclays Bank PLC

(3)         Title of Securities: BACR 5.14 10.20 c#06739GBP3

(4)         Date of First Offering: 10/6/2010

(5)         Amount of Total Offering:  $1,250,000,000.00

(6)         Unit Price of Offering: $ 99.93

Comparable Securities

1) Citigroup – Cusip 172967EV9

2) Goldman Sachs Grp - Cusip 38141EA25

3) JP Morgan – Cusip 46625HHL7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%)

(8)     Years of Issuer’s Operations: over 300

(9)     Trade Date:  10/6/2010

(10)   Portfolio Assets on Trade Date: $609,707,894

(11)   Price Paid per Unit: $99.93

(12)   Total Price Paid by Portfolio:

530,000 bonds @ $99.93 = $529,629.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000  bonds @ $99.93 = $14,989,500

(14)   % of Portfolio Assets Applied to Purchase

0.087%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         Over 300 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/6/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

      Lead Managers:    Barclays Capital

      Sr Co-Manager(s):

            BofA Merrill Lynch,

            Jeffries & Co,

            RBC Capital Markets,

            Wells Fargo Secs

      Co-Manager(s)

            BB&T Capital Markets,

            Cabrera Capital Markets,

            Loop Capital Markets,

            M.R. Beal & Co,

            Morgan Keegan & Co,

            Powell Capital Markets,

            Prager, Sealy & Co,

            Raymond James & Assoc

(2)         Names of Issuers: New Jersey Transportation Trust Fund Authority

(3)         Title of Securities: NJSTRN 5.754 12/15/28 c#646136XS5

(4)         Date of First Offering: 10/14/2010

(5)         Amount of Total Offering:  $575,000,000.00

(6)         Unit Price of Offering: $ 100.00

Comparable Securities

1) NRTTRN c#66285WFB7

2) CAS c#13063A7D0

3) CLAAPT c#18085PMT8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.515%)

(8)     Years of Issuer’s Operations: 26

(9)     Trade Date:  10/14/2010

(10)   Portfolio Assets on Trade Date: $619,081,012

(11)   Price Paid per Unit: $100.00

(12)   Total Price Paid by Portfolio:

725,000 bonds @ $100.00 = $725,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000  bonds @ $100.00 = $20,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.117%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         26 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/14/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Banc of America Securities LLC

                        Citigroup Global Markets Inc

                        Credit Suisse Securities USA LLC

                        JP Morgan Securities

                        UBS Securities LLC

Sr Co-Manager(s)

BNP Paribas Securities Corp

                        Calyon Securities USA Inc

                        Morgan Stanley & Co Inc

                        Societe Generale

                        Wells Fargo Securities LLC

Co-Manager(s)

Credit Agricole Securities USA Inc

                        Lloyds TSB Bank PLC

                        RBS Securities Inc

                        Scotia Capital Inc

Jr Co-Manager(s)

ANZ Securities

                        Bank of Nova Scotia (US)

                        SG Americas Securities LLC

(2)         Names of Issuers: Raytheon Company

(3)         Title of Securities: RTN 3.125 10.15.20 c#755111BT7

(4)         Date of First Offering: 10/13/2010

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 99.465

Comparable Securities

1) LMT – c#539830AT6

2) RTN – c#755111BR1

3) BA – c#097023AZ8

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations: 88

(9)     Trade Date:  10/13/2010

(10)   Portfolio Assets on Trade Date: $618,834,201

(11)   Price Paid per Unit: $99.465

(12)   Total Price Paid by Portfolio:

1,285,000 bonds @ $99.465  = $1,278,125.25

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         35,000,000  bonds @ $99.465 = $34,812,750

(14)   % of Portfolio Assets Applied to Purchase

0.206%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         88 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/13/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

                Bank of America Merrill Lynch

                Barclays Capital

                JP Morgan Securities

Co-Manager(s)

                Mitsubishi UFJ Securities USA Inc

                PNC Capital Markets

                RBC Capital Markets

                Scotia Capital Inc

                US Bank Capital Markets

                Wells Fargo & Co

(2)         Names of Issuers: Kilroy Realty LP

(3)         Title of Securities: KRC 5 11.03.15 c#49427FAA6

(4)         Date of First Offering: 10/27/2010

(5)         Amount of Total Offering:  $325,000,000.00

(6)         Unit Price of Offering: $ 99.939

Comparable Securities

1) SPG – c#828807CC9

2) VNO – c#929043AF4

3) VTR – c#92276MAU9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)     Years of Issuer’s Operations: 63

(9)     Trade Date:  10/27/2010

(10)   Portfolio Assets on Trade Date: $627,043,614

(11)   Price Paid per Unit: $99.939

(12)   Total Price Paid by Portfolio:

365,000 bonds @ $99.939 = $364,777.35

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         10,000,000  bonds @ $99.939 = $9,993,900

(14)   % of Portfolio Assets Applied to Purchase

0.058%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         63  years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/27/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books   Banc of America Securities LLC

                                                Citigroup Global Markets Inc

                                                JP Morgan Securities

         Co-Manager(s)                         Bank of New York

                                                Barclays Capital

                                                BB&T Capital Markets

                                                BNY Mellon Capital Markets LLC

                                                Credit Suisse Securities USA LLC

                                                Goldman Sachs & Co

                                                Morgan Stanley & Co Inc

                                                RBS Securities Inc

                                                UBS Securities LLC

                                                US Bancorp Investments Inc

                                                Wells Fargo Securities LLC

(2)         Names of Issuers: United Health Group Inc

(3)         Title of Securities: UNH 3.875 10.15.20 c#91324PBM3

(4)         Date of First Offering: 10/20/10

(5)         Amount of Total Offering:  $450,000,000

(6)         Unit Price of Offering: $ 99.665

Comparable Securities

1) Boston Scientific c#101137AJK3

2) Pfizer c# 717081DB6

3)  Medtronic c#585055AS5

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations: 33

(9)     Trade Date:  10/20/2010

(10)   Portfolio Assets on Trade Date: $626,759,419

(11)   Price Paid per Unit: $99.665

(12)   Total Price Paid by Portfolio:

365,000 bonds @ $99.665 = $363,777.25

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         10,000,000  bonds @ $99.665 = $9,966,500

(14)   % of Portfolio Assets Applied to Purchase

0.058%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         33 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/20/10 ___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

                Banc of America Securities LLC

                Citigroup Global Markets Inc

                JP Morgan Securities

Co-Manager(s)

                Bank of New York

                Barclays Capital

                BB&T Capital Markets

                BNY Mellon Capital Markets LLC

                Credit Suisse Securities USA LLC

                Goldman Sachs & Co

                Morgan Stanley & Co Inc

                RBS Securities Inc

                UBS Securities LLC

                US Bancorp Investments Inc

                Wells Fargo Securities LLC

(2)         Names of Issuers: United Health Group Inc

(3)         Title of Securities: UNH 5.7 10.15.40 c#91324PBN1

(4)         Date of First Offering: 10/20/10

(5)         Amount of Total Offering:  $300,000,000

(6)         Unit Price of Offering: $ 99.362

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 33

(9)     Trade Date:  10/20/2010

(10)   Portfolio Assets on Trade Date: $626,759,419

(11)   Price Paid per Unit: $99.362

(12)   Total Price Paid by Portfolio:

255,000 bonds @ $99.362 = $253,373.10

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         7,000,000  bonds @ $99.362 = $6,955,340

(14)   % of Portfolio Assets Applied to Purchase

0.040

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         33 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/20/10 ___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

          Joint Lead Managers-Books     Banc of America Securities LLC

                                                               Barclays Capital

                                                               Citigroup Global Markets Inc

                                                               Deutsche Bank Securities Inc

                                                               Goldman Sachs & Co

                                                               JP Morgan Securities

         Co-Manager(s)                            BNP Paribas Securities Corp

                                                               Credit Suisse Securities USA LLC

                                                               HSBC Securities

                                                               Morgan Stanley & Co Inc

                                                               Muriel Siebert & Co Inc

                                                               RBS Securities Inc

                                                               Samuel A Ramirez & Co Inc

                                                               UBS Securities LLC

                                                               Wells Fargo Securities LLC

(2)         Names of Issuers: WalMart

(3)         Title of Securities: WMT 3.25 10.25.20 c#931142CZ4

(4)         Date of First Offering: 10/18/2010

(5)         Amount of Total Offering:  $1,750,000,000.00

(6)         Unit Price of Offering: 99.619

Comparable Securities

1) Target Corp – c#87612EAV8

2) WalMart – c#931142CU5

3) Home Depot – c#437076AT9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations: 48

(9)     Trade Date:  10/18/2010

(10)   Portfolio Assets on Trade Date: $624,524,601

(11)   Price Paid per Unit: $99.619

(12)   Total Price Paid by Portfolio:

910,000 bonds @ $99.619  = $906,532.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000  bonds @ $99.619  = $24,904,750

(14)   % of Portfolio Assets Applied to Purchase

0.145%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         48 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/18/2010___________________________

[signature]

John Hancock II Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books      Banc of America Securities LLC

                                                               Barclays Capital

                                                               Citigroup Global Markets Inc

                                                               Deutsche Bank Securities Inc

                                                               Goldman Sachs & Co

                                                               JP Morgan Securities

         Co-Manager(s)                            BNP Paribas Securities Corp

                                                               Credit Suisse Securities USA LLC

                                                               HSBC Securities

                                                               Morgan Stanley & Co Inc

                                                               Muriel Siebert & Co Inc

                                                               RBS Securities Inc

                                                               Samuel A Ramirez & Co Inc

                                                               UBS Securities LLC

                                                               Wells Fargo Securities LLC

(2)         Names of Issuers: WalMart

(3)         Title of Securities: WMT 5 10.25.40 c#931142CY7

(4)         Date of First Offering: 10/18/2010

(5)         Amount of Total Offering:  $1,250,000,000.00

(6)         Unit Price of Offering: 98.336

Comparable Securities

1) Target Corp – c#87612EAU0

2) WalMart – c#931142CS0

3) Home Depot – c#437076AU6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 48

(9)     Trade Date:  10/18/2010

(10)   Portfolio Assets on Trade Date: $624,524,601

(11)   Price Paid per Unit: $98.336

(12)   Total Price Paid by Portfolio:

730,000 bonds @ $98.336  = $717,852.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000  bonds @ $98.336  = $19,667,200

(14)   % of Portfolio Assets Applied to Purchase

0.114%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         48 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10/18/2010___________________________

[signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Credit Suisse,

                        Nomura Securities,

                        Wells Fargo Securities

(2)         Names of Issuers: DOJ Fin LLC

(3)         Title of Securities: REABLE 9.75%

(4)         Cusip: 23327BAC7

(5)         Date of First Offering: 10/5/2010

(6)         Amount of Total Offering: $300,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
HCA Inc	7.5	11/6/2033	Health Facilities	8.387
Columbia Health	7.5	12/15/23	Health Facilities	8.484
Tenet Healthcare	7.375	2/1/2013	Health Facilities	5.4111

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 10/5/10

(11)   Portfolio Assets on Trade Date: $648,792,230

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $525,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.081%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America,

                        Citigroup,

                        Credit Suisse,

                        Morgan Stanley,

                        UBS,

                        Wells Fargo

(2)         Names of Issuers: Regency Energy Partners

(3)         Title of Securities: Regency Energy Partners 6.875

(4)         Cusip: 75886AAE8

(5)         Date of First Offering: 10/13/2010

(6)         Amount of Total Offering: $600,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
El Paso	7.25	6/1/2018	Gas Distribution	6.001
Southern Natural Gas	7.35	2/15/2031	Gas Distribution	6.566
Tennessee Gas	7.5	4/1/2017	Gas Distribution	5.210

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 10/13/2010

(11)   Portfolio Assets on Trade Date: $650,938,184

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $300,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.046%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America,

                        Citigroup,

                        JP Morgan,

                        Wells Fargo Securities

(2)         Names of Issuers: Sabra Healthcare 8.125

(3)         Title of Securities: SABHEA  8.125

(4)         Cusip: 78572XAA9

(5)         Date of First Offering: 10/22/2010

(6)         Amount of Total Offering: $225,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Colonial Realty	6.15	4/15/2013	REITS	4.478
First Ind	7.6	7/15/2028	REITS	10.01
Developers Diver	7.5	4/1/17	REITS	6.495

(8)     Underwriting Spread or Commission: 2.25%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 10/22/10

(11)   Portfolio Assets on Trade Date: $622,689,454

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $175,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.03%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America,

                        Credit Suisse,

                        Deutsche Bank,

                        Wells Fargo Securities

(2)         Names of Issuers: Univision Communications

(3)         Title of Securities: UVN 7.875

(4)         Cusip: 914906AH5

(5)         Date of First Offering: 10/18/2010

(6)         Amount of Total Offering: $750,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Belo Corp	7.75	6/1/27	Media- Broadcast	9.04
Clear Channel	7.25	10/15/27	Media- Broadcast	15.904
Umbrella Acquisition	9.75	3/15/2015	Media- Broadcast	8.396

(8)     Underwriting Spread or Commission: 1.733%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 10/18/10

(11)   Portfolio Assets on Trade Date: $624,050,093

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $250,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.04%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

10f-3 REPORT – John Hancock Funds II

Global Real Estate Securities Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and
Underwriting Syndicate Members
Principal Underwriters = Indopremier and Mandiri Sekuritas
Syndicate = JP Morgan and Deutsche Bank

(2)	Names of Issuers
Agung Podomoro Land

(3)	Title of Securities
Common stock

(4)	Date of First Offering
27 Oct 2010
Comparable Securities
	(1) SMRA IJ (2)	CTRA IJ

(5)	Amount of Total Offering
IDR 2,244,750 million - OR -
USD 252 million (FX = 8,913.00)

(6)	Unit Price of Offering
IDR 365
USD 0.0408

(7)	Underwriting Spread or
Commission
1%

(8)	Years of Issuer’s Operations
Over 40 years

(9)	Trade Date
11 Nov 2010

(10)	Portfolio Assets on Trade Date 491,909,423.90

(11)	Price Paid per Unit
IDR 368.65
USD 0.0412

(12)	Total Price Paid by Portfolio
IDR 9,087,406,825 - OR -
USD 1,019,567.69 (FX = 8,913.00)

(13)	Total Price Paid by Portfolio (12)
plus Total Price Paid for same securities
by other portfolios for which subadviser
acts as investment adviser
IDR 55.298 Billion
USD 6,182,001.12

(14)	% of Portfolio Assets -
Applied to Purchase
0.2%

(15)	Test set forth in paragraph (B)(4) of
Procedures satisfied?
Yes. Offered using Reg S.

(16)	Prohibitions set forth in paragraph
(B)(5) of Procedures not violated?
No violations.

(17)	Years of Continuous Operation
(unless municipal security, see below)
Over 40 years

(18)	Municipal Security - Received a
rating in compliance with paragraph (A)(4)
of the Procedures?
N/A

(19)	Have the conditions in paragraphs
(B)(1)(a), (B)(1)(b) and (B)(1)(c)
of Procedures been satisfied?
Yes.

All purchases by RREEF America LLC described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                        Barclays Capital

                        Citigroup Global Markets Inc

                        Merrill Lynch Pierce Fenner & Smith

                        Morgan Stanley & Co Inc

         Co-Manager(s)

                        Blaylock Robert Van LLC                   CastleOak Securities LP

                        Kaufman Bros LP                                Lebenthal & Co Inc

                        MR Beal & Co                                    Nomura International

                        RBC Capital Markets                          Scotia Capital Inc

                        SMBC Nikko Capital Markets Ltd      Standard Chartered Bank (US)

                        Toussaint Capital Partners LLC            Wells Fargo Securities LLC

(2)         Names of Issuers: American Intl Group.

(3)         Title of Securities: AIG 6.4 12.15.20 C#026874BW6

(4)         Date of First Offering: 11/30/2010

(5)         Amount of Total Offering:  $1,500,000,000.00

(6)         Unit Price of Offering: $ 99.741

Comparable Securities

1) HIG – c#416515AZ7

2) ACE – c#00440EAM9

3) ALL – c#020002AX9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.6250%)

(8)     Years of Issuer’s Operations: 91

(9)     Trade Date:  11/30/2010

(10)   Portfolio Assets on Trade Date: $629,309,779

(11)   Price Paid per Unit: $99.741

(12)   Total Price Paid by Portfolio:

735,000 bonds @ $99.741 = $733,096.35

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000 bonds @ $99.741 = $19,948,200

(14)   % of Portfolio Assets Applied to Purchase

0.116%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         91 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/30/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                              Goldman Sachs & Co

                              JP Morgan

                              Morgan Stanley

         Co-Manager(s)

                              Banca Intesa

                              Bank of New York Mellon Corp/The

                              Bank of America Merrill Lynch

                              BBVA Securities Inc

                              BNP Paribas

                              Credit Agricole Corp and Inv Bank/

                              Mitsubishi UFJ Securities USA Inc

                              Mizuho Securities USA Inc

                              Scotia Capital Inc

                              Wells Fargo & Co

(2)         Issuer:  Becton Dickinson

(3)         Title of Securities: BDX 3.25 11.12.20 c#075887AW9

(4)         Date of First Offering: 11/8/2010

(5)         Amount of Total Offering:  $700,000,000.00

(6)         Unit Price of Offering: $ 99.949

Comparable Securities

1) COV – c#22303QAL4

2) ESRX – c#302182AE0

3) JNJ – c#478160AW4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  113

(9)     Trade Date:  11/8/2010

(10)   Portfolio Assets on Trade Date: $634,417,314

(11)   Price Paid per Unit: $99.949

(12)   Total Price Paid by Portfolio: 1,100,000 bonds @ $99.949 = $1,099,439.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         30,000,000 bonds @ $99.949 = $29,984,700

(14)   % of Portfolio Assets Applied to Purchase

0.173%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         113 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/8/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                              Citigroup Global Markets Inc

                              Deutsche Bank Securities Inc

                              JP Morgan

                              Morgan Stanley

                              US Bancorp

                              Wells Fargo Securities LLC

(2)         Issuer:  Boston Properties L.P.

(3)         Title of Securities: BXP 4.125 5.15.21 c#10112RAS3

(4)         Date of First Offering: 11/8/2010

(5)         Amount of Total Offering:  $850,000,000.00

(6)         Unit Price of Offering: $ 99.26

Comparable Securities

1) Kimco c#49446RAJ8

2) SPG c#828807CD7

3) SKT c#875484AF4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  40

(9)     Trade Date:  11/8/2010

(10)   Portfolio Assets on Trade Date: $634,417,314

(11)   Price Paid per Unit: $99.26

(12)   Total Price Paid by Portfolio: 550,000 bonds @ $99.26 = $545,930

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000 bonds @ $99.26 = $14,889,000

(14)   % of Portfolio Assets Applied to Purchase

0.085%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         40 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/8/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Book Runner:

                     Citi                                             RBC Cap Markets

                     Seibert Brandford Shank

         Co-Mgr:

                     Backstrom,                                 BnyMellon,

                     Cabrera,                                     Estrada Hinojosa,

                     Great Pacific,                              JPMorgan,

                     Prager,                                       Southwest Secs,

                     Williams Group,                         Wells Fargo,

                     Barclays,                                    BofAMerrill,

                     City National,                             Fidelity Cap Markets,

                     Greencoast Capital,                    MFR Secs,

                     RH Investment,                          Stinson Secs,

                     Touissant Capital,                      Westhoff Cone,

                     BMO Cap Markets,                  Brandis Tallman,

                     De La Rosa,                              Goldman Sachs,

                     Jeffries,                                      Morgan Stanley,

                     Seattle N West Secs,                 Stone & Youngberg,

                     Wedbush,                                  Wulff Hansen

(2)         Names of Issuers: State of California

(3)         Title of Securities: CAS 7.6 11.1.40 c#13063BJC7

(4)         Date of First Offering: 11/19/2010

(5)         Amount of Total Offering:  $2,110,000,000

(6)         Unit Price of Offering: $ 100.949

Comparable Securities

1) NRTTRN c#66285WFB7

2) CAS c#13063A7D0

3) CLAAPT c#18085PMT8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.513%).

(8)     Years of Issuer’s Operations: 160

(9)     Trade Date:  11/19/2010

(10)   Portfolio Assets on Trade Date: $628,568,209

(11)   Price Paid per Unit: $100.949

(12)   Total Price Paid by Portfolio:

915,000 bonds @ $100.949 = $923,683.35

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000  bonds @ $100.949 = $25,237,250

(14)   % of Portfolio Assets Applied to Purchase

0.146%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         160 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/19/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                        BNP Paribas Securities Corp

                        RBS Securities Inc

                        Scotia Capital Inc

                        UBS Securities LLC

                        Wells Fargo Securities LLC

         Co-Manager(s)

                        Blaylock Robert Van LLC

                        Credit Suisse Securities USA LLC

                        Daiwa Capital Markets America Inc

                        Huntington Investment Co/The

                        Samuel A Ramirez & Co

                        Williams Capital Group LP

(2)         Names of Issuers: CMS Energy Corp

(3)         Title of Securities: CMS 5.05 2.15.18 c#125896BG4

(4)         Date of First Offering: 11/16/2010

(5)         Amount of Total Offering:  $250,000,000.00

(6)         Unit Price of Offering: $ 99.798

Comparable Securities

1) PGN – c#341099CM9

2) DUK – c#263901AC4

3) FE – c#889175BE4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.25%)

(8)     Years of Issuer’s Operations: 100

(9)     Trade Date:  11/16/2010

(10)   Portfolio Assets on Trade Date: $628,249,842

(11)   Price Paid per Unit: $99.798

(12)   Total Price Paid by Portfolio: 1,350,000 bonds @ $99.798  = $1,347,273.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000  bonds @ $99.798 = $24,949,500

(14)   % of Portfolio Assets Applied to Purchase

            0.214%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         100 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/16/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                          Bank of America Merrill Lynch

                          BNP Paribas

                          UBS Securities LLC

                          Wells Fargo Securities LLC

         Co-Manager(s)

                          Deutsche Bank Securities Inc

                          HSBC Securities

                          JP Morgan

                          Mitsubishi UFJ Securities USA Inc

                          RBS Securities Inc

(2)         Names of Issuers: Hewlett-Packard Co

(3)         Title of Securities: HPQ 3.75 12.1.20 c#428236BF9

(4)         Date of First Offering: 11/29/2010

(5)         Amount of Total Offering:  $1,350,000,000

(6)         Unit Price of Offering: $ 99.827

Comparable Securities

1) Adobe Systems – C# 00724FAB7

2) Cisco Systems – C# 17275RAH5

3) Microsoft – C# 594918AH7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%)

(8)     Years of Issuer’s Operations: 71

(9)     Trade Date:  11/29/2010

(10)   Portfolio Assets on Trade Date: $629,662,267

(11)   Price Paid per Unit: $99.827

(12)   Total Price Paid by Portfolio:

920,000 bonds @ $99.827 = $918,408.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000  bonds @ $99.827 = $24,956,750

(14)   % of Portfolio Assets Applied to Purchase

0.145%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         71 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/29/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                              Bank of America Merrill Lynch

                              Deutsche Bank Securities Inc

                              Goldman Sachs & Co

                              HSBC Securities

         Co-Manager(s)

                              BNP Paribas

                              Citigroup Global Markets Inc

                              Credit Suisse

                              Morgan Stanley

                              SunTrust Robinson Humphrey

                              Wells Fargo & Co

(2)         Issuer:  Coca-Cola Co

(3)         Title of Securities: KO 1.5 11.15.15 c#191216AP5

(4)         Date of First Offering: 11/4/2010

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 99.77

Comparable Securities

1) PEP – c#713448BM9

2) KFT – c#50075NBB9

3) K – c#487836BB3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  124

(9)     Trade Date:  11/4/2010

(10)   Portfolio Assets on Trade Date: $636,147,132

(11)   Price Paid per Unit: $99.77

(12)   Total Price Paid by Portfolio: 1,835,000 bonds @ $99.77 = $1,830,779.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         50,000,000 bonds @ $99.77 = $49,885,000

(14)   % of Portfolio Assets Applied to Purchase

0.287%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         124 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/4/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                             Bank of America Merrill Lynch

                             Deutsche Bank Securities Inc

                             Goldman Sachs & Co

                             HSBC Securities

         Co-Manager(s)

                             BNP Paribas

                             Citigroup Global Markets Inc

                             Credit Suisse

                             Morgan Stanley

                             SunTrust Robinson Humphrey

                             Wells Fargo & Co

(2)         Issuer:  Coca-Cola Co

(3)         Title of Securities: KO 3.15 11.15.20 c#191216AR1

(4)         Date of First Offering: 11/4/2010

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 99.694

Comparable Securities

1) PEP – c#713448BR8

2) KFT – c#50075NBA1

3) K – c#487836BC1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  124

(9)     Trade Date:  11/4/2010

(10)   Portfolio Assets on Trade Date: $636,147,132

(11)   Price Paid per Unit: $99.694

(12)   Total Price Paid by Portfolio: 920,000 bonds @ $99.694= $917,184.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000 bonds @ $99.694 = $24,923,500

(14)   % of Portfolio Assets Applied to Purchase

0.144%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         124 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/4/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Book Runner:

                        Goldman Sachs/De La Rosa & Co

         Senior Mgr:

                        Morgan Stanley

         Co-Mgr:

                        Loop Capital Markets,

                        RBC Capital Markets,

                        Wells Fargo Securities

                        Ramirez & Co, Inc.

(2)         Names of Issuers: Los Angeles Dept of Water & Power

(3)         Title of Securities: LOSPWR 6.574 7.1.45 c#544495VY7

(4)         Date of First Offering: 11/24/2010

(5)         Amount of Total Offering:  $660,200,000

(6)         Unit Price of Offering: $ 100

Comparable Securities

1) NRTTRN c#66285WFB7

2) CAS c#13063A7D0

3) CLAAPT c#18085PMT8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.575%).

(8)     Years of Issuer’s Operations: 108

(9)     Trade Date:  11/24/2010

(10)   Portfolio Assets on Trade Date: $627,592,180

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio:

790,000 bonds @ $100 = $790,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000 bonds @ $100 = $20,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.125%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         108 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/24/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                             Citigroup Global Markets Inc

                             Credit Suisse Securities USA LLC

                             Deutsche Bank Securities Inc

                             JP Morgan Securities

                             RBS Securities Inc

                             Wells Fargo Securities LLC

         Sr Co-Manager(s)

                             BNP Paribas Securities Corp

                             Mitsubishi UFJ Securities USA Inc

                             SunTrust Robinson Humphrey

         Co-Manager(s)

                             Banca IMI

                             Goldman Sachs & Co

                             Morgan Stanley

(2)         Names of Issuers: Northrop Grumman Corp

(3)         Title of Securities: NOC 3.5 3.15.21 c#666807BE1

(4)         Date of First Offering: 11/1/2010

(5)         Amount of Total Offering:  $700,000,000.00

(6)         Unit Price of Offering: $ 99.668

Comparable Securities

1) LMT – c#539830AT6

2) RTN – c#755111BR1

3) BA – c#097023AZ8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations: 71

(9)     Trade Date:  11/1/2010

(10)   Portfolio Assets on Trade Date: $633,263,857

(11)   Price Paid per Unit: $99.668

(12)   Total Price Paid by Portfolio: 930,000 bonds @ $99.668 = $926,912.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000 bonds @ $99.668 = $24,917,000

(14)   % of Portfolio Assets Applied to Purchase

0.146%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         71 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/1/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                             Citigroup Global Markets Inc

                             Credit Suisse Securities USA LLC

                             Deutsche Bank Securities Inc

                             JP Morgan Securities

                             RBS Securities Inc

                             Wells Fargo Securities LLC

         Sr Co-Manager(s)

                             BNP Paribas Securities Corp

                             Mitsubishi UFJ Securities USA Inc

                             SunTrust Robinson Humphrey

         Co-Manager(s)

                             Banca IMI

                             Goldman Sachs & Co

                             Morgan Stanley

(2)         Names of Issuers: Northrop Grumman Corp

(3)         Title of Securities: NOC 5.05 11.15.40 c#666807BD3

(4)         Date of First Offering: 11/1/2010

(5)         Amount of Total Offering:  $300,000,000.00

(6)         Unit Price of Offering: $ 99.876

Comparable Securities

1) HON – c#438516AT3

2) RTN – c#755111BU4

3) BA – c#097023BA2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)     Years of Issuer’s Operations: 71

(9)     Trade Date:  11/1/2010

(10)   Portfolio Assets on Trade Date: $633,263,857

(11)   Price Paid per Unit: $99.876

(12)   Total Price Paid by Portfolio: 745,000 bonds @ $99.876 = $744,076.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000 bonds @ $99.876 = $19,975,200

(14)   % of Portfolio Assets Applied to Purchase

0.117%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         71 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/1/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                        Citigroup Global Markets Inc

                        HSBC Securities

                        Wells Fargo Securities LLC

         Co-Manager(s)

                        BNP Paribas Securities Corp

                        Mitsubishi UFJ Securities USA Inc

                        RBS Securities Inc

(2)         Names of Issuers: Prudential Financial Inc.

(3)         Title of Securities: PRU 6.2 11.15.40 c#74432QBQ7

(4)         Date of First Offering: 11/15/2010

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.408

Comparable Securities

1) HIG – c#416515BA1

2) ACE – c#00440EAH0

3) BRK – c#084664BL4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)     Years of Issuer’s Operations: 135

(9)     Trade Date:  11/15/2010

(10)   Portfolio Assets on Trade Date: $626,954,438

(11)   Price Paid per Unit: $99.408

(12)   Total Price Paid by Portfolio:

745,000 bonds @ $99.408   = $740,589.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000 bonds @ $99.408 = $19,881,600

(14)   % of Portfolio Assets Applied to Purchase

0.118%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         135 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/15/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                           BNP Paribas

                           Citigroup Global Markets Inc

                           Merrill Lynch Pierce Fenner & Smit

                           Mizuho Securities USA Inc

                           Morgan Stanley

                           RBS Securities Corp

         Sr Co-Manager(s)

                           Barclays Capital

                           Credit Agricole Securities USA Inc

                           Credit Suisse Securities USA LLC

                           Deutsche Bank Securities Inc

                           Goldman Sachs & Co

                           JP Morgan Securities

                           Mitsubishi UFJ Securities USA Inc

                           RBC Capital Markets

                           SMBC Nikko Capital Markets Ltd

                           UBS Securities LLC

                           US Bancorp Investments Inc

                           Wells Fargo & Co

(2)         Names of Issuers: Time Warner Cable Inc.

(3)         Title of Securities: TWC 5.875 11.15.40 c#88732JAY4

(4)         Date of First Offering: 11/9/2010

(5)         Amount of Total Offering:  $1,200,000,000.00

(6)         Unit Price of Offering: $ 97.998

Comparable Securities

1) CMCSA c# 20030Nay7

2) TRICN c# 884903AY1

3) TELVIS c# 40049JAY3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)     Years of Issuer’s Operations:  21

(9)     Trade Date:  11/9/2010

(10)   Portfolio Assets on Trade Date: $631,686,124

(11)   Price Paid per Unit: $97.998

(12)   Total Price Paid by Portfolio: 735,000 @ 97.998 = 720,285.30

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000 bonds @ $97.998 = $19,599,600

(14)   % of Portfolio Assets Applied to Purchase

0.113%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         21 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/9/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                        Barclays Capital                                   BNP Paribas Securities Corp

                        Citigroup Global Markets Inc               JP Morgan Securities

                        Merrill Lynch Pierce Fenner & Smith

                        Morgan Stanley & Co Inc                    UBS Securities LLC

         Co-Manager(s)

                        Banca IMI                                           CastleOak Securities LP

                        HSBC Securities                                  ING Financial Markets

                        Mitsubishi UFJ Securities USA Inc       RBS Securities Inc

                        Samuel A Ramirez & Co Inc                SG Americas Securities LLC

                        Standard Chartered Bank (US)            US Bancorp Investments Inc

                        Wells Fargo Securities LLC                 Williams Capital Group LP

(2)         Names of Issuers: United Parcel Service

(3)         Title of Securities: UPS 3.125 1.15.21 c#911312AM8

(4)         Date of First Offering: 11/8/2010

(5)         Amount of Total Offering:  $1,500,000,000

(6)         Unit Price of Offering: $ 99.33

Comparable Securities

1) Adobe Systems – C# 00724FAB7

2) Cisco Systems – C# 17275RAH5

3) Microsoft – C# 594918AH7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%)

(8)     Years of Issuer’s Operations: 103

(9)     Trade Date:  11/8/2010

(10)   Portfolio Assets on Trade Date: $634,417,314

(11)   Price Paid per Unit: $99.33

(12)   Total Price Paid by Portfolio: 1,285,000 bonds @ $99.33 = $1,276,390.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         35,000,000 bonds @ $99.33 = $34,765,500

(14)   % of Portfolio Assets Applied to Purchase

0.201%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         103 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/8/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

                  Goldman Sachs & Co

                  JP Morgan Securities

                  Morgan Stanley & Co Inc

Co-Manager(s)

                  Banca IMI                                           CastleOak Securities LP

                  HSBC Securities                                  ING Financial Markets

                  Mitsubishi UFJ Securities USA Inc       RBS Securities Inc

                  Samuel A Ramirez & Co Inc                SG Americas Securities LLC

                  Standard Chartered Bank (US)            US Bancorp Investments Inc

                  Wells Fargo Securities LLC                 Williams Capital Group LP

(2)         Names of Issuers: United Parcel Service

(3)         Title of Securities: UPS 4.875 11.15.40 c#911312AN6

(4)         Date of First Offering: 11/8/10

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $ 98.557

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 103

(9)     Trade Date:  11/8/2010

(10)   Portfolio Assets on Trade Date: $634,417,314

(11)   Price Paid per Unit: $98.557

(12)   Total Price Paid by Portfolio: 550,000 bonds @ $98.557 = $542,063.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000 bonds @ $98.557 = $14,783,550

(14)   % of Portfolio Assets Applied to Purchase

0.085%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         103 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/8/10 ___________________________

[signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                  Bank of America,

                  JP Morgan,

                  Wells Fargo Securities,

                  Deutsche Bank

(2)         Names of Issuers: Asbury Automotive

(3)         Title of Securities: ABG 8.375

(4)         Cusip: 043436AJ3

(5)         Date of First Offering: 11/1/2010

(6)         Amount of Total Offering: $200,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Autonation Inc	6.75	4/15/2018	Specialty Retail	7.869
Pep Boys	7.5	12/151/2014	Specialty Retail	7.106
Lear Corp	8.125	3/15/2020	Autoparts	6.046

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 11/1/2010

(11)   Portfolio Assets on Trade Date: $603,896,976

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $275,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.14%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

            Bank of America,

            Barclays,

            Deutsche Bank,

            Goldman Sachs,

            JP Morgan-

Co Managers:

               BNP Paribas,

               Commerzbank AG,

               KeyBanc Capital,

               Rabo Sec,

               RBS Securities,

               US Bancorp,

               Wells Fargo Securities

(2)         Names of Issuers: Ball Corp 5.75

(3)         Title of Securities: BLL 5.75

(4)         Cusip: 058498AQ9

(5)         Date of First Offering: 11/15/2010

(6)         Amount of Total Offering: $500,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Crown Cork & Seal	7.375	12/15/2026	Packaging	7.374
Graphic Package	7.875	10/1/2018	Packaging	6.724
Greif Inc	7.75	8/1/2019	Packaging	6.602

(8)     Underwriting Spread or Commission: 1.375%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 11/15/2010

(11)   Portfolio Assets on Trade Date: $614,073,610

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $1,500,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$5,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.244%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                  Bank of America,

                  BNP Paribas,

                  Credit Suisse,

                  JP Morgan,

                  Wells Fargo Securities

(2)         Names of Issuers: Exterran Holdings

(3)         Title of Securities: EXH 7.25%

(4)         Cusip: 30225XAB9

(5)         Date of First Offering: 11/18/2010

(6)         Amount of Total Offering: $350,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Bristow Group Inc	7.5	9/15/2017	Oil Field Equipment & Services	6.272
Frac Tech Svcs	7.375	11/15/2018	Oil Field Equipment & Services	7.25
Geophysique	7.75	5/15/2017	Oil Field Equipment & Services	6.44

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 11/18/2010

(11)   Portfolio Assets on Trade Date: $611,247,339

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $1,200,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$4,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.196%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

               JP Morgan,

               Bank of America Merrill Lynch,

               Wells Fargo

(2)         Names of Issuers: Ferrellgas Partners

(3)         Title of Securities: FGP 6.5%

(4)         Cusip: 315292AK8

(5)         Date of First Offering: 11/9/2010

(6)         Amount of Total Offering: $500,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
El Paso Corp	7.25	6/1/2018	Gas Distribution	6.001
Southern Natural Gas	7.35	2/15/2031	Gas Distribution	6.566
Tennessee Gas	7.5	4/1/2017	Gas Distribution	5.210

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 11/9/2010

(11)   Portfolio Assets on Trade Date: $614,153,352

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $775,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$5,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.126%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                           Bank of America,

                           Citigroup,

                           Wells Fargo Securities

(2)         Names of Issuers: Interface Inc

(3)         Title of Securities: IFSIA 7.625

(4)         Cusip: 458665AP1

(5)         Date of First Offering: 11/18/2010

(6)         Amount of Total Offering: $275,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Hanson LTD	6.125	8/15/2016	Building Materials	6.486
Masco Corp	6.625	4/15/2018	Building Materials	6.486
USG Corp	7.75	1/15/2018	Building Materials	9.942

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 11/18/2010

(11)   Portfolio Assets on Trade Date: $611,247,339

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $200,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.03%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                        Bank of America Merrill Lynch

                        RBS Securities Inc

                        UBS Securities LLC

                        Wells Fargo Securities LLC

         Co-Manager(s)

                        BBVA Securities Inc

                        Mizuho Securities USA Inc

                        RBC Capital Markets

                        Williams Capital Group LP

(2)         Names of Issuers: Pacific Gas and Electric

(3)         Title of Securities: PCG 5.4 1.15.40 c#694308GS0

(4)         Date of First Offering: 11/15/2010

(5)         Amount of Total Offering:  $250,000,000.00

(6)         Unit Price of Offering: $ 97.499

Comparable Securities

1) EXC – c#30161MAG8

2) DUK – c#26442CAH7

3) PGN – c#341099CN7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  105

(9)     Trade Date:  11/15/2010

(10)   Portfolio Assets on Trade Date: $626,954,438

(11)   Price Paid per Unit: $97.499

(12)   Total Price Paid by Portfolio:

660,000 bonds @ $97.499   = $643,493.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        18,000,000 bonds @ $97.499 = $17,549,820

(14)   % of Portfolio Assets Applied to Purchase

0.102%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         105 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

11/15/2010___________________________

[signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Credit Agricole,                JP Morgan,

                        Merrill Lynch,                   RBS,

                        SunTrust,                          Wells Fargo

(2)         Names of Issuers: Dean Foods

(3)         Title of Securities: DF 9.75%

(4)         Cusip: 242370AB0

(5)         Date of First Offering: 12/9/2010

(6)         Amount of Total Offering: $400,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
B&G Foods	7.625	1/1/2018	Food- Wholesale	6.613
CFG Invest	9.25	12/19/2013	Food- Wholesale	6.962
Dole Foods	8.75	7/15/2013	Food- Wholesale	6.056

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 12/9/2010

(11)   Portfolio Assets on Trade Date: $610,706,364

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $500,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.082%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                              Barclays,

                              Citigroup,

                              Deutsche Bank,

                              Goldman,

                              Wells Fargo

(2)         Names of Issuers: Kinder Morgan

(3)         Title of Securities: KMI 6%

(4)         Cusip: 49456AAA1

(5)         Date of First Offering: 12/6/2010

(6)         Amount of Total Offering: $750,000,000

(7)         Unit Price of Offering: 99.993

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
El Paso Corp	7.25	6/1/2018	Gas Distribution	6.001
Southern Natural Gas	7.35	2/15/2031	Gas Distribution	6.566
Tennessee Gas	7.5	4/1/2017	Gas Distribution	5.210

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 12/6/2010

(11)   Portfolio Assets on Trade Date: $610,847,632

(12)   Price Paid per Unit: 99.993

(13)   Total Price Paid by Portfolio: $1,299,909

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$5,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.213%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:

                     Barclays,

                     TD Securities,

                     Wells Fargo Securities

(2)         Names of Issuers: NAI Entertainment Holdings

(3)         Title of Securities: NATAMU 8.25%

(4)         Cusip: 62875FAA6

(5)         Date of First Offering: 12/2/2010

(6)         Amount of Total Offering: $400,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Cinemark	8.625	6/15/2019	Theaters & Entertainment	7.213
AMC Entertainment	8.75	6/1/2019	Theaters & Entertainment	7.54
Regal Cinemas	8.625	7/15/2019	Theaters & Entertainment	7.598

(8)     Underwriting Spread or Commission: 2.00%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 12/2/2010

(11)   Portfolio Assets on Trade Date: $608,518,464

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $350,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.058%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager                 Citigroup

Sr-Manager(s)

                     Deutsche Bank,                             Goldman Sachs,

                     RBS,                                             UBS Investment Bank,

                     BNP Paribas

Co-Managers

                     Barclays,                                       Credit Suisse,

                     Jackson Securities,                        RBC Capital,

                     TD Secs,                                       Guzman & Co,

                     Lloyds TSB,                                  Seibert Capl,

                     Wells Fargo

(2)         Names of Issuers: Citigroup Inc.

(3)         Title of Securities: C 4.587 12.15.15 c#172967FH9

(4)         Date of First Offering: 12/1/2010

(5)         Amount of Total Offering:  $1,875,000,000.00

(6)         Unit Price of Offering: $ 101.9776

Comparable Securities

1) Citigroup – Cusip 172967FA4

2) Morgan Stanley Cusip 61747YCK9

3) BofA Cusip 06051GEB1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%)

(8)     Years of Issuer’s Operations: 198

(9)     Trade Date:  12/1/2010

(10)   Portfolio Assets on Trade Date: $625,269,707

(11)   Price Paid per Unit: $101.9776

(12)   Total Price Paid by Portfolio: 955,000 bonds @ $101.9776 = $973,886.08

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         26,000,000  bonds @ $101.9776  = $26,514,176

(14)   % of Portfolio Assets Applied to Purchase

0.155%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         198 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/1/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

                     Citigroup                                       Goldman Sachs

Co-Manager:

                     CastleOak                                     RBS
                     Wells Fargo & Co

(2)         Names of Issuers: GS Mortgage Securities Corp II

(3)         Title of Securities: GSMS 2010-C2 A1 10.10.20, c#36248EAA3

(4)         Date of First Offering: 12/16/2010

(5)         Amount of Total Offering:  $347,000,000.00

(6)         Unit Price of Offering: $ 100.99678

Comparable Securities

1) CCCIT – C# 17305EER2

2) DCENT – C# 254683AJ4

3) DCENT – C# 254683AK1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.018%).

(8)     Years of Issuer’s Operations: 7

(9)     Trade Date:  12/16/2010

(10)   Portfolio Assets on Trade Date: $616,105,529

(11)     Price Paid per Unit: $100.99678

(12)   Total Price Paid by Portfolio: 759,000 bonds @ $100.99678 = $766,565.56

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000  bonds @ $100.99678 = $20,199,356

(14)   % of Portfolio Assets Applied to Purchase

0.124%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         7 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/16/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

                     Citigroup                                       Goldman Sachs

Co-Manager:

                     CastleOak                                     RBS

                     Wells Fargo & Co

(2)         Names of Issuers: GS Mortgage Securities Corp II

(3)         Title of Securities: GSMS 2010-C2 A2 10.10.20, c#36248EAB1

(4)         Date of First Offering: 12/16/2010

(5)         Amount of Total Offering:  $376,072,000.00

(6)         Unit Price of Offering: $ 100.99448

Comparable Securities

1) CCCIT – C# 17305EER2

2) DCENT – C# 254683AJ4

3) DCENT – C# 254683AK1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.018%).

(8)     Years of Issuer’s Operations:7

(9)     Trade Date:  12/16/2010

(10)   Portfolio Assets on Trade Date: $616,105,529

(11)     Price Paid per Unit: $100.99448

(12)   Total Price Paid by Portfolio: 1,904,000 bonds @ $100.99448 = $1,922,934.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        50,000,000  bonds @ $100.99448 = $50,497,240

(14)   % of Portfolio Assets Applied to Purchase

0.312%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         7 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/16/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

               Barclays Capital                                  Citigroup Global Markets Inc

               Deutsche Bank Securities Inc               Goldman Sachs & Co

               Wells Fargo Securities LLC

Co-Manager(s)

               DNB Nor Markets Inc                        Merrill Lynch Pierce Fenner & Smit

               Mitsubishi UFJ Securities USA Inc      Mizuho Securities USA Inc

               Natixis Securities North America I       RBC Capital Markets

               RBS Securities Inc                              SMBC Nikko Capital Markets Ltd

               SunTrust Robinson Humphrey Inc       TD Securities USA LLC

               UBS Securities LLC

(2)         Names of Issuers: Kinder Morgan Fin CO LLC

(3)         Title of Securities: KMI 6 1.15.18 c#49456AAA1

(4)         Date of First Offering: 12/6/2010

(5)         Amount of Total Offering:  $750,000,000.00

(6)         Unit Price of Offering: $ 99.993

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%)

(8)     Years of Issuer’s Operations:  74

(9)     Trade Date:  12/6/2010

(10)   Portfolio Assets on Trade Date: $627,140,630

(11)   Price Paid per Unit: $99.993

(12)   Total Price Paid by Portfolio: 1,630,000 bonds @ $99.993 = $1,629,885.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         30,000,000  bonds @ $99.993 = $29,997,900

(14)   % of Portfolio Assets Applied to Purchase

0.259%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         74 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/6/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers -Book Runner:

                     Goldman Sachs                             Citigroup

Co-Manager:

                     Loop Capital Markets                   RBC Capital Markets

                     Wells Fargo Securities                   Ramirez & Co, Inc.,

                     BofA Merrill Lynch, Morgan Stanley

                     Barclays Capital                            JP Morgan

(2)         Names of Issuers: New Jersey State Turnpike Authority

(3)         Title of Securities: NJSTRN 7.102 1.1.41 c#646139X83

(4)         Date of First Offering: 12/8/2010

(5)         Amount of Total Offering:  $1,850,000,000

(6)         Unit Price of Offering: $ 100

Comparable Securities

1) NRTTRN c#66285WFB7

2) CAS c#13063A7D0

3) CLAAPT c#18085PMT8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.39%).

(8)     Years of Issuer’s Operations: 59

(9)     Trade Date:  12/8/2010

(10)   Portfolio Assets on Trade Date: $620,105,076

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio: 915,000 bonds @ $100 = $915,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000  bonds @ $100 = $20,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.147%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         59 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/8/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

                     Barclays Capital                             Citigroup Global Markets Inc

                     JP Morgan Securities                      Merrill Lynch Pierce Fenner & Smith

                     Wells Fargo Securities LLC

Co-Manager(s)

                     Banca IMI                                     BBVA Securities Inc

                     BNP Paribas                                  BNY Mellon Capital Markets LLC

                     Credit Suisse                                  ING Financial Markets

                     Mitsubishi UFJ Securities USA In   Mizuho Securities USA Inc

                     RBS Securities Inc                         Scotia Capital Inc

                     SG Americas Securities LLC          Standard Chartered Bank (US)

                     UBS Securities LLC                      Williams Capital Group LP

(2)         Names of Issuers: Occidental Petroleum

(3)         Title of Securities: OXY 2.5 2.1.16 c#674599BZ7

(4)         Date of First Offering: 12/13/2010

(5)         Amount of Total Offering:  $700,000,000.00

(6)         Unit Price of Offering: $ 99.94

Comparable Securities

1) Shell Oil – C# 822582AH5

2) ETP – C# 29273RAM1

3) VLO – 91913YAQ3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.475%)

(8)     Years of Issuer’s Operations: 90

(9)     Trade Date:  12/13/2010

(10)   Portfolio Assets on Trade Date: $620,304,975

(11)   Price Paid per Unit: $99.94

(12)   Total Price Paid by Portfolio: 1,825,000 bonds @ $99.94  = $1,823,905

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         50,000,000  bonds @ $99.94  = $49,970,000

(14)   % of Portfolio Assets Applied to Purchase

0.293%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         90 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/13/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

                     Barclays Capital                            Citigroup Global Markets Inc

                     JP Morgan Securities                     Merrill Lynch Pierce Fenner & Smith

                     Wells Fargo Securities LLC

Co-Manager(s)

                     Banca IMI                                    Bank of New York Mellon Corp/The

                     BBVA Securities Inc                     BNP Paribas Securities Corp

                     Credit Suisse Sec USA LLC         ING Financial Markets

                     Mitsubishi UFJ Sec USA Inc         Mizuho Securities USA Inc

                     RBS Securities Inc                         Scotia Capital Inc

                     SG Americas Securities LLC         Standard Chartered Bank (US)

                     UBS Securities LLC                      Williams Capital Group LP

(2)         Names of Issuers: Occidental Petroleum.

(3)         Title of Securities: OXY 4.1 2.1.21 c#674599BY0

(4)         Date of First Offering: 12/13/2010

(5)         Amount of Total Offering:  $1,300,000,000.00

(6)         Unit Price of Offering: $ 99.977

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.550%)

(8)     Years of Issuer’s Operations:  90

(9)     Trade Date:  12/13/2010

(10)   Portfolio Assets on Trade Date: $620,304,975

(11)   Price Paid per Unit: $99.977

(12)   Total Price Paid by Portfolio: 1,280,000 bonds @ $99.977 = $1,279,705.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         35,000,000  bonds @ $99.977 = $34,991,950

(14)   % of Portfolio Assets Applied to Purchase

0.206%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         90 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/13/2010___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

                     Citigroup Global Markets Inc

                     Merrill Lynch Pierce Fenner & Smith

                     Morgan Stanley

Co-Manager(s)

                     BNY Mellon Capital Markets LLC

                     RBS Securities Inc

                     Scotia Capital Inc

                     SG Americas Securities LLC

                     UBS Securities LLC

                     US Bancorp Investments Inc

                     Wells Fargo Securities LLC

(2)         Names of Issuers: SAIC Inc.

(3)         Title of Securities: SAI 5.95 12.1.40 c#78390XAB7

(4)         Date of First Offering: 12/13/10

(5)         Amount of Total Offering:  $300,000,000

(6)         Unit Price of Offering: $ 99.851

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 41

(9)     Trade Date:  12/13/2010

(10)   Portfolio Assets on Trade Date: $620,304,975

(11)   Price Paid per Unit: $99.851

(12)   Total Price Paid by Portfolio: 370,000 bonds @ $99.851 = $369,448.70

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         10,000,000  bonds @ $99.851 = $9,985,100

(14)   % of Portfolio Assets Applied to Purchase

0.059%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         41 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

12/13/10 ___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     CIBC World Markets

               HSBC Securities                            JP Morgan Securities

               RBS Securities Inc

Co-Mgrs –                                                   Banc of America Secs,

               Barclays Capital,                            BMO Capital Markets,

               Credit Suisse,                                 Deutsche Bank,

               National Bank of Canada,              RBC Capital Markets,

               Socita Bank,                                  TD Securities,

               UBS Securities,                             Wells Fargo Securities

(2)         Names of Issuers: Canadian Imperial Bank.

(3)         Title of Securities: CM 2.75 1.27.16 c#136069DT5

(4)         Date of First Offering: 1/20/2011

(5)         Amount of Total Offering:  $2,000,000,000.00

(6)         Unit Price of Offering: $ 99.958

Comparable Securities

1) Citigroup – Cusip 172967FA4

2) Morgan Stanley Cusip 61747YCK9

3) BofA Cusip 06051GEB1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%)

(8)     Years of Issuer’s Operations: 144

(9)     Trade Date:  1/20/2011

(10)   Portfolio Assets on Trade Date: $586,639,917

(11)   Price Paid per Unit: $99.958

(12)   Total Price Paid by Portfolio:

2,440,000 bonds @ $99.958= $2,438,975.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         68,000,000  bonds @ $99.958  = $64,972,700

(14)   % of Portfolio Assets Applied to Purchase

            0.415%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         144 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/20/2011___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Bank of America Merrill Lynch

               JP Morgan UBS Investment Bank

Co-Manager(s)                                           Credit Suisse

               Goldman Sachs                              Wells Fargo & Co

(2)         Issuer:  Dr Pepper Snapple Group

(3)         Title of Securities: DPS 2.9 1.15.16 c#26138EAM1

(4)         Date of First Offering: 1/6/11

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.889

Comparable Securities

1) PEP – c#713448BM9

2) KFT – c#50075NBB9

3) K – c#487836BB3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  218

(9)     Trade Date:  1/6/11

(10)   Portfolio Assets on Trade Date: $628,630,960

(11)   Price Paid per Unit: $99.889

(12)   Total Price Paid by Portfolio: 510,000 bonds @ $99.889 = $509,433.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000  bonds @ $99.889= $14,983,350

(14)   % of Portfolio Assets Applied to Purchase

0.080%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         218 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/6/11___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                        BNP Paribas Securities Corp              Deutsche Bank Securities Inc

                        DNB Nor Markets Inc                        JP Morgan Securities

                        RBS Securities Inc                              Scotia Capital Inc

         Co-Manager(s)

                        Barclays Capital                                  BBVA Securities Inc

                        ING Financial Markets                       Mizuho Securities USA Inc

                        Morgan Stanley & Co Inc                   Natixis Securities North America I

                        RBC Capital Markets                         SG Americas Securities LLC

                        SunTrust Robinson Humphrey Inc       UBS Securities LLC

                        US Bancorp Investments Inc              Wells Fargo Securities LLC

(2)         Names of Issuers: Enterprise Products Operating LLC

(3)         Title of Securities: EPD 5.95 2.1.41 c#29379VAT0

(4)         Date of First Offering: 1/4/2011

(5)         Amount of Total Offering:  $750,000,000.00

(6)         Unit Price of Offering: $ 99.317

Comparable Securities

1) Shell Oil – C# 822582AD4

2) ETP – C# 29273RAJ8

3) Kinder Morgan – C# 494550BF2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  43

(9)     Trade Date:  1/4/2011

(10)   Portfolio Assets on Trade Date: $629,071,496

(11)   Price Paid per Unit: $99.317

(12)   Total Price Paid by Portfolio:

510,000 bonds @ $99.317 = $506,516.70

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        15,000,000  bonds @ $99.317 = $14,897,550

(14)   % of Portfolio Assets Applied to Purchase

0.080%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         43 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/4/2011___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

               JPM,                                              Wells Fargo

Co - Mgrs                                                    BofA

               Merrill,                                           Barclays Capital,

               Citigroup,                                       Credit Suisse,

               Deutsche Bank,                              Goldman Sachs,

               Jeffries

(2)         Names of Issuers: FHLMC

(3)         Title of Securities: FHMS K010 A1, c#3137A6AZ5

(4)         Date of First Offering: 1.20.11

(5)         Amount of Total Offering:  $313,822,000

(6)         Unit Price of Offering: $ 100.9977

Comparable Securities

1) CCCIT – C# 17305EER2

2) DCENT – C# 254683AJ4

3) DCENT – C# 254683AK1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.37%).

(8)     Years of Issuer’s Operations: 41

(9)     Trade Date:  1.20.11

(10)   Portfolio Assets on Trade Date: $586,639,917

(11)     Price Paid per Unit: $100.9977

(12)   Total Price Paid by Portfolio: 2,246,000 bonds @ $100.9977 = $2,268,408.34

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        65,000,000 bonds @ $100.9977 = $65,648,505

(14)   % of Portfolio Assets Applied to Purchase

0.386%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         41 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/20/11___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                           Citigroup Global Markets Inc

               JP Morgan Securities                            Merrill Lynch Pierce Fenner & Smit

               UBS Securities LLC                             Wells Fargo Securities LLC

Sr Co-Manager(s)                                            Barclays Capital

               Credit Agricole Securities USA Inc      Credit Suisse Securities USA LLC

               Deutsche Bank Securities Inc               Goldman Sachs & Co

               Morgan Stanley & Co Inc

Co-Manager(s)                                                 BNY Mellon Capital Markets LLC

               KeyBanc Capital Markets                    Moelis & Co

               PNC Capital Markets                          RBS Securities Inc

               Scotia Capital Inc                                 SunTrust Robinson Humphrey Inc

(2)         Names of Issuers: HCP Inc.

(3)         Title of Securities: HCP 3.75 2.1.16 c#40414LAC3

(4)         Date of First Offering: 1/19/2011

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.601

Comparable Securities

1) SPG – c#828807CC9

2) VNO – c#929043AF4

3) VTR – c#92276MAU9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)     Years of Issuer’s Operations: 25

(9)     Trade Date:  1/19/2011

(10)   Portfolio Assets on Trade Date: $589,407,671

(11)   Price Paid per Unit: $99.601

(12)   Total Price Paid by Portfolio: 690,000 bonds @ $99.601 = $687,246.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000  bonds @ $99.601 = $19,920,200

(14)   % of Portfolio Assets Applied to Purchase

0.116%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25  years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/19/2011___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                           Citigroup Global Markets Inc

               JP Morgan Securities                            Merrill Lynch Pierce Fenner & Smit

               UBS Securities LLC                             Wells Fargo Securities LLC

Sr Co-Manager(s)                                            Barclays Capital

               Credit Agricole Securities USA Inc      Credit Suisse Securities USA LLC

               Deutsche Bank Securities Inc               Goldman Sachs & Co

               Morgan Stanley & Co Inc

Co-Manager(s)                                                 BNY Mellon Capital Markets LLC

               KeyBanc Capital Markets                    Moelis & Co

               PNC Capital Markets                          RBS Securities Inc

               Scotia Capital Inc                                Sun Trust Robinson Humphrey

(2)         Issuer:  HCP Inc.

(3)         Title of Securities: HCP 5.375 2.21  40414LAD1

(4)         Date of First Offering: 1/19/2011

(5)         Amount of Total Offering:  $1,200,000,000.00

(6)         Unit Price of Offering: $ 99.479

Comparable Securities

1) Kimco c#49446RAJ8

2) SPG c#828807CD7

3) SKT c#875484AF4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  25

(9)     Trade Date:  1/19/2011

(10)   Portfolio Assets on Trade Date: $589,407,671

(11)   Price Paid per Unit: $99.479

(12)   Total Price Paid by Portfolio: 1,730,000 bonds @ $99.479 = $1,720,986.70

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         50,000,000 bonds @ $99.479 = $49,739,500

(14)   % of Portfolio Assets Applied to Purchase

0.291%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/19/2011___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                        Citigroup Global Markets Inc

            JP Morgan Securities                            Merrill Lynch Pierce Fenner & Smit

            UBS Securities LLC                             Wells Fargo Securities LLC

Sr Co-Manager(s)                                         Barclays Capital

            Credit Agricole Securities USA Inc      Credit Suisse Securities USA LLC

            Deutsche Bank Securities Inc               Goldman Sachs & Co

            Morgan Stanley

Co-Manager(s)                                              BNY Mellon Capital Markets LLC

            KeyBanc Capital Markets                    Moelis & Co

            PNC Capital Markets                          RBS Securities Inc

            Scotia Capital Inc                                 Sun Trust Robinson Humphrey

(2)         Names of Issuers: HCP Inc.

(3)         Title of Securities: HCP 6.75 2.41 c#40414LAE9

(4)         Date of First Offering: 1/19/2011

(5)         Amount of Total Offering:  $300,000,000

(6)         Unit Price of Offering: $ 98.945

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 25

(9)     Trade Date:  1/19/2011

(10)   Portfolio Assets on Trade Date: $589,407,671

(11)   Price Paid per Unit: $98.945

(12)   Total Price Paid by Portfolio: 865,000 bonds @ $98.945 = $855,874.25

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000  bonds @ $98.945 = $24,736,250

(14)   % of Portfolio Assets Applied to Purchase

0.145%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/19/2011___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager                                               HSBC Securities

Co-Manager(s)                                              CIBC World Markets Inc

                  Citigroup Global Markets Inc         Comerica Securities

                  ING Capital LLC                           JP Morgan Securities

                  Lloyds Bank PLC/United States     National Australia Bank Ltd

                  RBS Securities Corp                      Santander Central Hispano/United S

                  Scotia Capital Inc                           US Bank NA

                  Wells Fargo Securities LLC

(2)         Names of Issuers: HSBC Bank PLC

(3)         Title of Securities: HSBC 4.75 1.21 c#44328MAK0

(4)         Date of First Offering: 1/12/11

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 99.913

Comparable Securities

1) Citigroup – Cusip 172967EV9

2) Goldman Sachs Grp - Cusip 38141EA25

3) JP Morgan – Cusip 46625HHL7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%)

(8)     Years of Issuer’s Operations: 146

(9)     Trade Date:  1/12/11

(10)   Portfolio Assets on Trade Date: $632,129,078

(11)   Price Paid per Unit: $99.913

(12)   Total Price Paid by Portfolio: 750,000 bonds @ $99.913 = $749,347.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000  bonds @ $99.913 = $19,982,600

(14)   % of Portfolio Assets Applied to Purchase

0.1181592%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         146  years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/12/2011___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                           DNB Nor Markets Inc

                        JP Morgan Securities                           Merrill Lynch Pierce Fenner & Smith

                        SunTrust Robinson Humphrey Inc        Wells Fargo Securities LLC

         Co-Manager(s)                                                 BMO Capital Markets Corp

                        Daiwa Capital Markets America Inc     ING Financial Markets

                        Mizuho Securities USA Inc                  Morgan Stanley & Co International

                        Scotia Capital Inc                                SG Americas Securities LLC

                        USB Capital Resources Inc

(2)         Names of Issuers: Plains All America Pipeline.

(3)         Title of Securities: PAA 5 2.1.21 c#72650RAY8

(4)         Date of First Offering: 1/5/11

(5)         Amount of Total Offering:  $600,000,000.00

(6)         Unit Price of Offering: $ 99.521

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%)

(8)     Years of Issuer’s Operations:  18

(9)     Trade Date:  1/5/11

(10)   Portfolio Assets on Trade Date: $626,267,015

(11)   Price Paid per Unit: $99.521

(12)   Total Price Paid by Portfolio: 235,000 bonds @ $99.521 = $233,874.35

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        7,000,000  bonds @ $99.5217 = $6,966,470

(14)   % of Portfolio Assets Applied to Purchase

0.037%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         18 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/5/2011___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books               Deutsche Bank Securities Inc

                        Morgan Stanley & Co Inc        Wells Fargo Securities LLC

         Co-Manager(s)                                     BB&T Capital Markets

                        BBVA Securities Inc                Comerica Securities

                        RBC Capital Markets              TD Securities USA LLC

                        US Bancorp Investments Inc

(2)         Names of Issuers: Progress Energy

(3)         Title of Securities: PGN 4.4 1.15.21 c#743263AR6

(4)         Date of First Offering: 1/18/11

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.633

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%)

(8)     Years of Issuer’s Operations:  111

(9)     Trade Date:  1/18/11

(10)   Portfolio Assets on Trade Date: $588,191,448

(11)   Price Paid per Unit: $99.633

(12)   Total Price Paid by Portfolio:

865,000 bonds @ $99.633 = $861,825.45

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000 bonds @ $99.633 = $24,908,250

(14)   % of Portfolio Assets Applied to Purchase

0.146%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         111 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/18/2011___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                     Morgan Stanley,

                        JPM,                                             Citi

         Sr. Co-Manager(s)                                     Deutsche Bank

         Co-Mgr (s)                                                  Mitsubishi,

                        BBVA,                                          RBS,

                        SocGen,                                        Wells Fargo,

                        HSBC,                                          DNB,

                        Standard Chartered

(2)         Names of Issuers: Schlumberger Oilfield UK.

(3)         Title of Securities: SLB 4.2 1.15.21 c# 80685QAA4

(4)         Date of First Offering: 1/5/11

(5)         Amount of Total Offering:  $600,000,000.00

(6)         Unit Price of Offering: $ 99.894

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%)

(8)     Years of Issuer’s Operations:  91

(9)     Trade Date:  1/5/11

(10)   Portfolio Assets on Trade Date: $626,267,015

(11)   Price Paid per Unit: $99.894

(12)   Total Price Paid by Portfolio: 925,000 bonds @ $99.894 = $924,019.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

       25,000,000  bonds @ $99.894 = $24,973,500

(14)   % of Portfolio Assets Applied to Purchase

0.147%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         91 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/5/2011___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                        Morgan Stanley,

                        JPM,                                                 Citi

         Sr. Co-Manager(s)                                        Deutsche Bank

         Co-Mgr (s)                                                     Mitsubishi,

                        BBVA,                                             RBS,

                        SocGen,                                           Wells Fargo,

                        HSBC,                                             DNB,

                        Standard Chartered

(2)         Names of Issuers: Schlumberger Norge AS.

(3)         Title of Securities: SLB 4.2 1.15.21 c# 80685PAA6

(4)         Date of First Offering: 1/5/11

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.894

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%)

(8)     Years of Issuer’s Operations:  91

(9)     Trade Date:  1/5/11

(10)   Portfolio Assets on Trade Date: $626,267,015

(11)   Price Paid per Unit: $99.894

(12)   Total Price Paid by Portfolio: 1,105,000 bonds @ $99.894 = $1,103,828.70

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

       30,000,000  bonds @ $99.894 = $29,968,200

(14)   % of Portfolio Assets Applied to Purchase

0.176%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         91 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

1/5/2011___________________________

[signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Lead Managers-Books:

                        Bank of America,

         Joint Lead-Managers:

                        BNP,                                       DNB,

                        Nor Markets,                           HSBC,

                        RBC,                                       Scotia,

                        SunTrust,                                 Wells Fargo

(2)         Names of Issuers: Fresenius 5.75

(3)         Title of Securities: FMEGR 5.75

(4)         Cusip: 35803QAA5

(5)         Date of First Offering: 1/26/2011

(6)         Amount of Total Offering: $650,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Royal Carribean	6.875	12/1/2013	Leisure	4.161
ClubCorp	10	12/1/2018	Leisure	10.615
Cedar Fair LP	9.125	8/1/2018	Leisure	7.285

(8)     Underwriting Spread or Commission: 1%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/26/2011

(11)   Portfolio Assets on Trade Date: $622,246,755

(12)   Price Paid per Unit: 99.06

(13)   Total Price Paid by Portfolio: $520,065

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$3,962,400

(15)   % of Portfolio Assets Applied to Purchase

0.084%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America,                    Barclays,

                        Credit Suisse,                          JP Morgan,

                        Morgan Stanley

(2)         Names of Issuers: Inergy LP

(3)         Title of Securities: NRGY 6.875%

(4)         Cusip: 45661TAK7

(5)         Date of First Offering: 1/19/2011

(6)         Amount of Total Offering: $750,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
El Paso Corp	7.25	6/1/2018	Gas Distribution	6.001
Southern Natural Gas	7.35	2/15/2031	Gas Distribution	6.566
Tennessee Gas	7.5	4/1/2017	Gas Distribution	5.210

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/19/2011

(11)   Portfolio Assets on Trade Date: $624,327,069

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $775,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.124%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Citigroup,                                Credit Suisse,

                        Deutsche Bank,                       JP Morgan,

                        Merrill,                                    Morgan Stanley,

                        UBS,                                       Wells Fargo

(2)         Names of Issuers: Nuveen Investments 10.5%

(3)         Title of Securities: NUVINV 10.5%

(4)         Cusip: 67090FAE6

(5)         Date of First Offering: 1/13/2011

(6)         Amount of Total Offering: $150,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Janus Capital	6.7	6/15/2017	Investments & Misc Financial Services	6.153
ICAHN Enter/Fin	8	1/115/2018	Investments & Misc Financial Services	7.938
Global Cash Acc	8.75	7/8/2012	Investments & Misc Financial Services	8.75

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/13/2011

(11)   Portfolio Assets on Trade Date: $621,873,094

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $325,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.1286%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America Merrill Lynch          Wells Fargo Securities

         Senior Co-Managers:

                        BBVA Securities Inc                          JP Morgan

                         Comerica Securities

(2)         Names of Issuers: SM Energy Co

(3)         Title of Securities: SM 6.625%

(4)         Cusip: 78454LAA8

(5)         Date of First Offering: 1/31/2011

(6)         Amount of Total Offering: $500,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	7.625	4/1/2020	Energy – Exploration & Production	7.492
Newfield Exploration	6.875	2/1/2020	Energy – Exploration & Production	6.362
Pioneer Natural	7.5	1/15/2020	Energy – Exploration & Production	6.561

(8)     Underwriting Spread or Commission: 2.25%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/31/2011

(11)   Portfolio Assets on Trade Date: $625,454,178

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $500,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.079%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Bank of America,                    JP Morgan,

                        Wells Fargo,                            SunTrust

         Senior Co-Managers:

                        Morgan Keegan,                     RBC Capital,

                        US Bancorp

(2)         Names of Issuers: Speedway Motors 6.75%

(3)         Title of Securities: TRK 6.75%

(4)         Cusip: 847788AP1

(5)         Date of First Offering: 1/20/2011

(6)         Amount of Total Offering: $150,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Royal Carribean	6.875	12/1/2013	Leisure	4.161
ClubCorp	10	12/1/2018	Leisure	10.615
Cedar Fair LP	9.125	8/1/2018	Leisure	7.285

(8)     Underwriting Spread or Commission: 1.95%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/20/2011

(11)   Portfolio Assets on Trade Date: $624,550,829

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $300,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$2,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.048%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                  Citigroup,                    Credit Suisse,

                  JP Morgan,                  RBS Securities,

                  Wells Fargo

(2)         Names of Issuers: Amerigas Partners 6.5

(3)         Title of Securities: APU 6.5%

(4)         Cusip: 030981AF1

(5)         Date of First Offering: 1/5/2011

(6)         Amount of Total Offering: $470,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
El Paso Corp	7.25	6/1/2018	Gas Distribution	6.001
Southern Natural Gas	7.35	2/15/2031	Gas Distribution	6.566
Tennessee Gas	7.5	4/1/2017	Gas Distribution	5.210

(8)     Underwriting Spread or Commission: 1.6%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/5/2011

(11)   Portfolio Assets on Trade Date: $615,673,336

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $800,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$9,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.129%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Deutsche Bank,                       Bank of America,

                        Barclays,                                 JPM,

                        RBS

(2)         Names of Issuers: Targa Resousrces Partners

(3)         Title of Securities: NGLS 6.875%

(4)         Cusip: 87612BAG7

(5)         Date of First Offering: 1/19/2011

(6)         Amount of Total Offering: $325,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
El Paso Corp	7.25	6/1/2018	Gas Distribution	6.001
Southern Natural Gas	7.35	2/15/2031	Gas Distribution	6.566
Tennessee Gas	7.5	4/1/2017	Gas Distribution	5.210

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/19/2011

(11)   Portfolio Assets on Trade Date: $624,327,069

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $250,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$5,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.04%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Lead Managers-Books:                       Deutsche Bank

         Joint Lead -Managers:

                        Bank of America,                    Barclays,

                        Goldman,                                JP Morgan,

                        Wells Fargo

(2)         Names of Issuers: RSC Equipment Rental 8.25%

(3)         Title of Securities: RSC Equipment Rental 8.25%

(4)         Cusip: 78108AAd6

(5)         Date of First Offering: 1/13/2011

(6)         Amount of Total Offering: $650,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Corrections Corp	6.75	1/31/2014	Support- Services	5.158
Iron Mountain	6.625	1/1/2016	Support- Services	5.081
PHH Corp	7.125	3/1/2013	Support- Services	7.052

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/13/2011

(11)   Portfolio Assets on Trade Date: $621,873,094

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $550,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$3,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.088%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Lead Managers-Books:

                        Deutsche Bank,                       Morgan Stanley,

                        Wells Fargo

         Joint Lead -Managers:

                        Barclays,                                 SunTrust

(2)         Names of Issuers: Exide Tech 8.625%

(3)         Title of Securities: XIDE 8.625%

(4)         Cusip: 302051AP2

(5)         Date of First Offering: 1/13/2011

(6)         Amount of Total Offering: $675,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Lear Corp	8.125	3/15/2020	Auto Parts & Equipment	7.382
American Axle	7.875	3/1/2017	Auto Parts & Equipment	7.875
Arvin Meritor	8.75	3/1/2012	Auto Parts & Equipment	4.695

(8)     Underwriting Spread or Commission:  2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/13/2011

(11)   Portfolio Assets on Trade Date:  $621,873,094

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $125,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,500,000

(15)   % of Portfolio Assets Applied to Purchase

0.020%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(20)   Have the conditions in paragraphs  (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                        JP Morgan Securities

         Merrill Lynch Pierce Fenner & Smith       Wells Fargo Securities LLC

Co-Manager(s)                                              PNC Capital Markets

         US Bancorp Investments Inc                   Williams Capital Group LP

(2)         Names of Issuers: CNA Financial Corp

(3)         Title of Securities: CNAFNL 5.75 8.21 c#126117AR1

(4)         Date of First Offering: 2/9/11

(5)         Amount of Total Offering:  $400,000,000.00

(6)         Unit Price of Offering: $ 99.626

Comparable Securities

1) HIG – c#416515AZ7

2) ACE – c#00440EAM9

3) ALL – c#020002AX9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%)

(8)     Years of Issuer’s Operations: 114

(9)     Trade Date:  2/9/11

(10)   Portfolio Assets on Trade Date: $586,439,792

(11)   Price Paid per Unit: $99.626

(12)   Total Price Paid by Portfolio: 245,000 bonds @ $99.626  = $244,083.70

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        7,000,000 bonds @ $99.626 = $6,973,820

(14)   % of Portfolio Assets Applied to Purchase

0.041%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         114 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/9/2011___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Jt Book Runner:

               Goldman Sachs Loop Capital,        Morgan Stanley

Sr Mgr:  Mesirow Financial,                        William Blair

Co-Sr Mgr:                                                 BMO Capital,

               Edward Jones,                               Northern Trust Co

Co-Mgrs:                                                    Estrada Hinojosa & Co,

               Fidelity Capital Markets,                George K Baum,

               RBC Capital,                                 Wells Fargo

(2)         Names of Issuers: Illinois State GO

(3)         Title of Securities: ILS 5.365 3.1.17 c#452152HS3

(4)         Date of First Offering: 2/23/2011

(5)         Amount of Total Offering:  $900,000,000

(6)         Unit Price of Offering: $ 100

(2)         Unit Price of Offering: $ 100

Comparable Securities

1) NRTTRN c#66285WFB7

2) CAS c#13063A7D0

3) CLAAPT c#18085PMT8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)     Years of Issuer’s Operations: 193

(9)     Trade Date:  2/23/2011

(10)   Portfolio Assets on Trade Date: $592,271,126

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio: 525,000 bonds @ $100 = $525,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000  bonds @ $100 = $15,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.088%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         193 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/23/2011___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Jt Book Runner:

               Goldman Sachs Loop Capital,      Morgan Stanley

Sr Mgr:  Mesirow Financial,                       William Blair

Co-Sr Mgr:                                                BMO Capital,

               Edward Jones,                              Northern Trust Co

Co-Mgrs:                                                   Estrada Hinojosa & Co,

               Fidelity Capital Markets,               George K Baum,

               RBC Capital,                                Wells Fargo

(2)         Names of Issuers: Illinois State GO

(3)         Title of Securities: ILS 5.665 3.1.18 c#452152HT1

(4)         Date of First Offering: 2/23/2011

(5)         Amount of Total Offering:  $900,000,000

(6)         Unit Price of Offering: $ 100

Comparable Securities

1) NRTTRN c#66285WFB7

2) CAS c#13063A7D0

3) CLAAPT c#18085PMT8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)     Years of Issuer’s Operations: 193

(9)     Trade Date:  2/23/2011

(10)   Portfolio Assets on Trade Date: $592,271,126

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio: 525,000 bonds @ $100 = $525,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000 bonds @ $100 = $15,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.088%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         193 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/23/2011___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Jt Book Runner:

               Goldman Sachs Loop Capital,      Morgan Stanley

Sr Mgr:  Mesirow Financial,                       William Blair

Co-Sr Mgr:                                                BMO Capital,

               Edward Jones,                              Northern Trust Co

Co-Mgrs:                                                   Estrada Hinojosa & Co,

               Fidelity Capital Markets,               George K Baum,

               RBC Capital,                                Wells Fargo

(2)         Names of Issuers: Illinois State GO

(3)         Title of Securities: ILS 5.877 3.1.19 c#452152HU8

(4)         Date of First Offering: 2/23/2011

(5)         Amount of Total Offering:  $900,000,000

(6)         Unit Price of Offering: $ 100

Comparable Securities

1) NRTTRN c#66285WFB7

2) CAS c#13063A7D0

3) CLAAPT c#18085PMT8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)     Years of Issuer’s Operations: 193

(9)     Trade Date:  2/23/2011

(10)   Portfolio Assets on Trade Date: $592,271,126

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio: 525,000 bonds @ $100 = $525,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000  bonds @ $100 = $15,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.088%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         193 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/23/2011___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Book Running Mgrs:

               BofA Merrill Lynch,                     JP Morgan

Co-Mgrs:                                                  Mitsubishi,

               Rabo Securities,                           Scotia,

               Wells Fargo,                                Fifth Third Securities,

               PNC Capital Markets LLC

(2)         Names of Issuers: McKesson Corp.

(3)         Title of Securities: MCK 3.25 3.1.16 c#58155QAC7

(4)         Date of First Offering: 2/23/2011

(5)         Amount of Total Offering:  $600,000,000.00

(6)         Unit Price of Offering: $ 99.661

Comparable Securities

1) SPG – c#828807CC9

2) VNO – c#929043AF4

3) VTR – c#92276MAU9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)     Years of Issuer’s Operations: 178

(9)     Trade Date:  2/23/2011

(10)   Portfolio Assets on Trade Date: $592,271,126

(11)   Price Paid per Unit: $99.661

(12)   Total Price Paid by Portfolio: 245,000 bonds @ $99.661 = $244,169.45

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         7,000,000 bonds @ $99.661 = $6,976,270

(14)   % of Portfolio Assets Applied to Purchase

0.041%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         178  years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/23/2011___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Book Running Mgrs:                 BofA

               Merrill Lynch,                         JP Morgan

Co-Mgrs:                                             Mitsubishi,

               Rabo Securities,                      Scotia,

               Wells Fargo,                           Fifth Third Securities,

               PNC Capital Markets LLC

(2)         Names of Issuers: McKesson Corp

(3)         Title of Securities: MCK 6 3.1.41 c#58155QAE3

(4)         Date of First Offering: 2/23/2011

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $ 98.536

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 178

(9)     Trade Date:  2/23/2011

(10)   Portfolio Assets on Trade Date: $592,271,126

(11)   Price Paid per Unit: $98.536

(12)   Total Price Paid by Portfolio: 245,000 bonds @ $98.536 = $241,413.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         7,000,000 bonds @ $98.536 = $6,897,520

(14)   % of Portfolio Assets Applied to Purchase

0.040%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         178 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/23/2011___________________________

[signature]

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Credit Suisse                           JP Morgan Securities

                        Merrill Lynch                           RBC

                        UBS                                       Wells Fargo

         Co-Managers:

                        BBVA Securities Inc               BNP Paribas,

                        Capital One Southcoast,         CIBC World Markets,

                        Comerica Securities,               Credit Agricole

                        ING Financial,                        Keybank,

                        Lloyds TSB Bank,                  Mitsubishi UFJ Sec,

                        Scotia Capital,                        SMBC Nikko Capital

                        SunTrust

(2)         Names of Issuers: Denbury Resources 6.375%

(3)         Title of Securities: DNR 6.375%

(4)         Cusip: 247916AC3

(5)         Date of First Offering: 2/3/2011

(6)         Amount of Total Offering: $400,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	7.625	4/1/2020	Energy – Exploration & Production	7.492
Newfield Exploration	6.875	2/1/2020	Energy – Exploration & Production	6.362
Pioneer Natural	7.5	1/15/2020	Energy – Exploration & Production	6.561

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 2/3/2011

(11)   Portfolio Assets on Trade Date: $622,305,856

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $475,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$3,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.076%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________  [signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                              Citigroup Global Markets Inc

               Goldman Sachs & Co                              JP Morgan Securities

               Merrill Lynch Pierce Fenner & Smit         US Bancorp Investments Inc

Co-Manager(s)                                                    Banca IMI

               Barclays Capital                                      BBVA Securities Inc

               Commerz Markets LLC                          Credit Agricole Securities USA Inc

               Danske Markets                                      ING Financial Markets

               Mitsubishi UFJ Securities USA Inc          RBS Securities Inc

               Standard Chartered Bank (US)               TD Securities USA LLC

               UniCredit Capital Markets Inc                 Wells Fargo Securities LLC

(2)         Names of Issuers: Johnson Controls Inc.

(3)         Title of Securities: JCI 1.75 3.1.14 c#478366AV9

(4)         Date of First Offering: 2/1/11

(5)         Amount of Total Offering:  $450,000,000

(6)         Unit Price of Offering: $ 99.967

Comparable Securities

1) HP – C# 428236AV5

2) Cisco Systems – C# 17275RAG7

3) Microsoft – C# 594918AR0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%)

(8)     Years of Issuer’s Operations:  126

(9)     Trade Date:  2/1/11

(10)   Portfolio Assets on Trade Date: $588,385,223

(11)   Price Paid per Unit: $99.967

(12)   Total Price Paid by Portfolio: 695,000 bonds @ $99.967 = $694,770.65

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000 bonds @ $99.967 = $19,993,400

(14)   % of Portfolio Assets Applied to Purchase

0.117%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         126 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/1/11___________________________

[signature]

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                                 Citigroup Global Markets Inc

               Goldman Sachs & Co                                 JP Morgan Securities

               Merrill Lynch Pierce Fenner & Smit            US Bancorp Investments Inc

Co-Manager(s)                                                       Banca IMI

               Barclays Capital                                         BBVA Securities Inc

               Commerz Markets LLC                             Credit Agricole Sec USA Inc

               Danske Markets                                         ING Financial Markets

               Mitsubishi UFJ Securities USA Inc             RBS Securities Inc

               Standard Chartered Bank (US)                  TD Securities USA LLC

               UniCredit Capital Markets Inc                    Wells Fargo Securities LLC

(2)         Names of Issuers: Johnson Controls Inc.

(3)         Title of Securities: JCI 5.7 3.1.41 c#478366AW7

(4)         Date of First Offering: 2/1/11

(5)         Amount of Total Offering:  $300,000,000

(6)         Unit Price of Offering: $ 99.708

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 126

(9)     Trade Date:  2/1/11

(10)   Portfolio Assets on Trade Date: $588,385,223

(11)   Price Paid per Unit: $99.708

(12)   Total Price Paid by Portfolio: 260,000 bonds @ $99.708 = $259,240.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         7,500,000  bonds @ $99.708 = $7,478,100

(14)   % of Portfolio Assets Applied to Purchase

0.044

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         126 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/1/11 ___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                           Barclays Capital

                        Deutsche Bank Securities Inc                Merrill Lynch Pierce Fenner & Smit

                        RBS Securities Inc                               Wells Fargo Securities LLC

         Joint Lead Managers                                       Credit Agricole Securities USA Inc

                        Mitsubishi UFJ Securities USA Inc       Scotia Capital Inc

                        SG Americas Securities LLC                SunTrust Robinson Humphrey

         Co-Manager(s)                                                 ANZ Securities

                        BNY Mellon Capital Markets LLC      Comerica Securities

                        HSBC Securities                                  SMBC Nikko Capital Markets Ltd

                        US Bancorp Investments Inc

(2)         Names of Issuers: L-3 Communications Corp

(3)         Title of Securities: LLL 4.95 2.21 c#502413BA4

(4)         Date of First Offering: 2/2/11

(5)         Amount of Total Offering:  $650,000,000.00

(6)         Unit Price of Offering: $ 99.429

Comparable Securities

1) LMT – c#539830AT6

2) RTN – c#755111BR1

3) BA – c#097023AZ8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations: 14

(9)     Trade Date:  2/2/11

(10)   Portfolio Assets on Trade Date: $587,184,334

(11)   Price Paid per Unit: $99.429

(12)   Total Price Paid by Portfolio: 420,000 bonds @ $99.429 = $417,601.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         12,000,000  bonds @ $99.429 = $11,931,480

(14)   % of Portfolio Assets Applied to Purchase

0.071%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         14 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/2/2011___________________________

[signature]

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                           Barclays Capital

               Deutsche Bank Securities Inc                UBS Securities LLC

               Wells Fargo Securities LLC

Co-Manager(s)                                                 BNY Mellon Capital Markets LLC

               Citigroup Global Markets Inc               Credit Suisse Securities USA LLC

               Goldman Sachs & Co                          JP Morgan Securities

               KeyBanc Capital Markets                    Merrill Lynch Pierce Fenner & Smit

               Morgan Stanley & Co Inc                    RBS Securities Inc

               US Bancorp Investments Inc

(2)         Names of Issuers: Unitedhealth Group Inc.

(3)         Title of Securities: UNH 5.95 2.15.41 c#91324PBQ4

(4)         Date of First Offering: 2/14/2011

(5)         Amount of Total Offering:  $350,000,000

(6)         Unit Price of Offering: $ 99.474

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 37

(9)     Trade Date:  2/14/2011

(10)   Portfolio Assets on Trade Date: $587,644,979

(11)   Price Paid per Unit: $99.474

(12)   Total Price Paid by Portfolio: 1,395,000 bonds @ $99.474 = $1,387,662.30

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         40,000,000 bonds @ $99.474 = $39,789,600

(14)   % of Portfolio Assets Applied to Purchase

0.236%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         37 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2/14/2011___________________________

[signature]